Exhibit 4.1

AMAZON.COM, INC.

officers’ certificate establishing the terms of notes

June 12, 2026

We, Antonio Masone and Susan K. Jong, the Vice President and Treasurer and the Vice President & Associate General Counsel and Secretary, respectively, of Amazon.com, Inc., a corporation organized under the laws of the State of Delaware (the “Company”), do hereby certify in the name of and on behalf of the Company as follows:

1.            The Underwriting Agreement, dated June 8, 2026, among the Company and the several underwriters named therein, in the form executed by Antonio Masone and the transactions contemplated thereby are hereby approved and ratified in all respects.

2.            The Prospectus of the Company dated February 6, 2026, as supplemented by the Preliminary Prospectus Supplement dated June 8, 2026, the Free Writing Prospectus dated June 8, 2026, and the Final Prospectus Supplement dated June 8, 2026, and the offering of securities contemplated thereby, is hereby approved and ratified in all respects.

3.            With reference to the Indenture entered into pursuant to the Trust Indenture Act of 1939, as amended, between the Company and Wells Fargo Bank, National Association, as indenture trustee (the “Prior Trustee”) dated as of November 29, 2012 (the “Base Indenture”), as amended and supplemented by Supplemental Indenture No. 1 dated as of April 13, 2022 (the “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), among the Company, the Prior Trustee, as prior trustee, and Computershare Trust Company, National Association, as successor trustee (the “Trustee”), and the Paying Agency Agreement dated as of June 12, 2026 among the Company, the Trustee and Computershare Trust Company of Canada, this Officers’ Certificate hereby establishes the terms of each series of Notes (as defined herein) pursuant to Section 2.2 of the Indenture (this “Officers’ Certificate”). The undersigned have read the provisions of the Indenture relating to the establishment of the series of securities to be authenticated and delivered thereunder, including Sections 2.1, 2.2, 2.3, 10.3, and 10.4 of the Base Indenture and the definitions related thereto, as well as such other documents as they have deemed necessary or appropriate, and otherwise made such examination or investigation as is necessary, to enable them to express an informed opinion as to whether or not such covenant or condition has been complied with. Capitalized terms used but not defined in this Officers’ Certificate are used as defined in the Indenture.

4.            The review of such provisions was undertaken in order to permit the undersigned to certify whether all conditions precedent (including any covenants, compliance with which constitute conditions precedent) provided for in the Indenture, for the establishment of the Notes as five separate series of securities, the form and terms of which are set forth below, and the authentication and delivery thereof have been complied with.

5.            Accordingly, in the opinion of the undersigned, all conditions precedent under the Indenture to the execution, authentication, and the delivery of the Securities have been complied with.

6.            There is hereby established the following series of securities of the Company for issuance under the Indenture as follows:

(a)	The titles of such series of Securities shall be the “3.400% Notes due 2029” (the “2029 Notes”), the “3.700% Notes due 2031” (the “2031 Notes”), the “4.000% Notes due 2033” (the “2033 Notes”), the “4.350% Notes due 2036” (the “2036 Notes”), and the “5.000% Notes due 2056” (the “2056 Notes” and, together with the 2029 Notes, the 2031 Notes, the 2033 Notes, and the 2036 Notes, the “Notes”).

(b)	The aggregate principal amount of the Notes that may be authenticated and delivered under the Indenture shall be C$1,250,000,000 aggregate principal amount of the 2029 Notes, C$2,500,000,000 aggregate principal amount of the 2031 Notes, C$2,000,000,000 aggregate principal amount of the 2033 Notes, C$3,500,000,000 aggregate principal amount of the 2036 Notes, and C$4,750,000,000 aggregate principal amount of the 2056 Notes (except for Notes authenticated and delivered upon registration of, transfer of, or in exchange for, or in lieu of, other Notes pursuant to Sections 2.7, 2.8, 2.11, 3.6, and 9.6 of the Base Indenture).

(c)	Unless an earlier redemption has occurred, the principal amount of the outstanding 2029 Notes shall be payable on June 12, 2029 (the “2029 Stated Maturity”), 2031 Notes shall be payable on June 12, 2031 (the “2031 Stated Maturity”), 2033 Notes shall be payable on June 12, 2033 (the “2033 Stated Maturity”), 2036 Notes shall be payable on June 12, 2036 (the “2036 Stated Maturity”), and 2056 Notes shall be payable on June 12, 2056 (the “2056 Stated Maturity” and, together with the 2029 Stated Maturity, the 2031 Stated Maturity, the 2033 Stated Maturity, and the 2036 Stated Maturity, the “Stated Maturities”).

(d)	The 2029 Notes shall bear interest at the rate of 3.400% per annum, the 2031 Notes shall bear interest at the rate of 3.700% per annum, the 2033 Notes shall bear interest at the rate of 4.000% per annum, the 2036 Notes shall bear interest at the rate of 4.350% per annum, and the 2056 Notes shall bear interest at the rate of 5.000% per annum.

(e)	Interest on the Notes issued on the date hereof shall accrue from June 12, 2026. Interest on the Notes of each series shall be payable semi-annually in arrears each June 12 and December 12 (each, an “Interest Payment Date”), beginning on December 12, 2026, to the persons in whose names the Notes of such series are registered at the close of business on the preceding May 28 and November 27, each a record date, as the case may be, prior to the applicable Interest Payment Date, except that the Company will pay interest at the applicable Stated Maturity to the person or persons to whom principal is payable. For a full semi-annual interest period, interest on the Notes will be computed on the basis of a 360-day year consisting of twelve 30-day months. For an interest period that is not a full semi-annual interest period, interest on the Notes will be computed on the basis of a 365-day year and the actual number of days in such interest period (Actual/Actual Canadian Compound Method).

If any date on which interest is payable on the Notes (other than the applicable Stated Maturity or any earlier date of redemption) is not a Business Day, the payment of the interest payable on that date will be made on the next day that is a Business Day, without any interest or other payment in respect of the delay, with the same force and effect as if made on the scheduled payment date. If any Stated Maturity or earlier date of redemption of the Notes is not a Business Day, the required payment shall be made on the next Business Day as if it were made on the date the payment was due and no additional interest will accrue on the amount so payable for the period from and after such Stated Maturity or such date of redemption, as the case may be.

“Business Day” means any day, other than a Saturday or Sunday, which is not a day on which banking institutions in the City of New York, Toronto, Ontario, Canada, or Vancouver, British Columbia, Canada are authorized or required by law or executive order to close.

(f)	The place or places where the principal of and interest on the Notes shall be payable or where they may be surrendered for registration of transfer or exchange shall be 3rd Floor, 510 Burrard Street, Vancouver, BC V6C 3B9, being the Corporate Trust Office of Computershare Trust Company of Canada, as Paying Agent, Registrar and Transfer Agent for the Notes, or at any other place as the Company may designate. The place or places where notices and demands to or upon the Company may be served in respect of the Notes and the Indenture shall be the Corporate Trust Office of the Trustee, or at any other place as the Company may designate.

(g)	Each series of the Notes may be redeemed, in whole at any time or in part from time to time at the Company’s option (in C$1,000 increments, provided that any remaining principal amount thereof shall be at least the minimum authorized denomination thereof), prior to the applicable Par Call Date (as defined herein) (or, in the case of the 2029 Notes, prior to the 2029 Stated Maturity) (the date of such redemption, the “Make-Whole Redemption Date”), at a redemption price equal to the greater of: (i) 100% of the principal amount of the Notes to be redeemed, and (ii) the Canada Yield Price, plus, in either case, accrued and unpaid interest thereon, if any, to, but not including, the applicable Make-Whole Redemption Date.

On or after the applicable Par Call Date, the Company may redeem each series of the Notes (other than the 2029 Notes), in whole at any time or in part from time to time (in C$1,000 increments, provided that any remaining principal amount thereof shall be at least the minimum authorized denomination thereof), at a redemption price equal to 100% of the principal amount of the Notes being redeemed, plus accrued and unpaid interest thereon to, but not including, the redemption date (such date, and any Make-Whole Redemption Date, a “Redemption Date”).

The Company shall be responsible for calculating the applicable redemption price.

Notwithstanding the foregoing, installments of interest on Notes that are due and payable on Interest Payment Dates falling on or prior to a Redemption Date will be payable on the Interest Payment Date to the registered Holders as of the close of business on the relevant record date according to the Notes and the Indenture.

If money sufficient to pay the redemption price of and accrued interest on the series of Notes (or portions thereof) to be redeemed on the Redemption Date is deposited with the Trustee or the Paying Agent on or before 11:00 a.m. New York City time on the Redemption Date and certain other conditions are satisfied, then on and after the Redemption Date, interest will cease to accrue on such Notes (or such portion thereof) called for redemption and such Notes will cease to be outstanding. If any Redemption Date is not a Business Day, the Company will pay the redemption price on the next Business Day without any additional interest or other payment due to the delay.

“Canada Yield Price” means, in respect of any Notes being redeemed, the price, in respect of the principal amount of such Notes, calculated by the Company as of the third Business Day prior to the Redemption Date of such Notes, equal to the sum of the present values of the Remaining Scheduled Payments using a discount rate equal to the Government of Canada Yield on such Business Day plus (i) 10 basis points for the 2029 Notes, (ii) 12.5 basis points for the 2031 Notes, (iii) 16 basis points for the 2033 Notes, (iv) 20 basis points for the 2036 Notes, and (v) 27.5 basis points for the 2056 Notes.

“Government of Canada Yield” means, on any date, the bid-side yield to maturity on such date as determined by the arithmetic average (rounded to three decimal places) of the yields quoted at 10:00 a.m. (Toronto time) by any two investment dealers in Canada selected by the Company, assuming semi-annual compounding and calculated in accordance with generally accepted financial practice, which a non-callable Government of Canada bond would carry if issued in CAD in Canada at 100% of its principal amount on such date with a term to maturity that most closely approximates the remaining term to the applicable Par Call Date (or, in the case of the 2029 Notes, the 2029 Stated Maturity).

“Par Call Date” means, in the case of the 2031 Notes, May 12, 2031 (the date that is one month prior to the 2031 Stated Maturity), in the case of the

2033 Notes, April 12, 2033 (the date that is two months prior to the 2033 Stated Maturity), in the case of the 2036 Notes, March 12, 2036 (the date that is three months prior to the 2036 Stated Maturity), and, in the case of the 2056 Notes, December 12, 2055 (the date that is six months prior to the 2056 Stated Maturity).

“Remaining Scheduled Payments” means, with respect to each Note to be redeemed, the remaining scheduled payments of principal of and interest on each Note that would be due after the related Redemption Date if the Note were redeemed on the applicable Par Call Date (or, in the case of the 2029 Notes, the 2029 Stated Maturity). If the Redemption Date is not an interest payment date with respect to a Note, the amount of the next succeeding scheduled interest payment on each Note will be reduced by the amount of interest accrued on such Note to, but excluding, the Redemption Date.

The Company’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error.

Notice of any redemption shall be mailed or electronically delivered (or otherwise transmitted in accordance with the depositary’s procedures) at least 10 days but not more than 60 days before the Redemption Date to each Holder of Notes to be redeemed.

In the case of a partial redemption, a selection of the Notes for redemption will be made pro rata, by lot or by such other method as the Paying Agent in its sole discretion deems appropriate and fair. No Notes of a principal amount of C$1,000 or less will be redeemed in part. If any Note is to be redeemed in part only, the notice of redemption that relates to the Note will state the portion of the principal amount of the Note to be redeemed. A new Note in a principal amount equal to the unredeemed portion of the Note will be issued in the name of the Holder of the Note upon surrender for cancellation of the original Note. For so long as the Notes are held by CDS Clearing and Depository Services Inc. (or another depositary), the redemption of the Notes shall be done in accordance with the policies and procedures of the depositary.

Unless the Company defaults in payment of the redemption price, on and after the Redemption Date interest will cease to accrue on the Notes, or portions thereof, called for redemption.

Notice of any redemption of the Notes in connection with a transaction or an event may, at the Company’s discretion, be given prior to the completion or the occurrence thereof. Any redemption or notice may, at the Company’s discretion, be subject to one or more conditions precedent, including, but not limited to, completion or occurrence of a related transaction or event. At the Company’s discretion, the Redemption Date may be delayed until such time as any or all such conditions shall be satisfied, or such redemption may not occur and such notice may be rescinded in the event that any or all such conditions shall not have been satisfied by the Redemption Date, or by the Redemption Date as so delayed. The Company shall provide written notice to the Trustee and the Paying Agent prior to the close of business two Business Days prior to the Redemption Date if any such redemption has been rescinded or delayed, and upon receipt the Paying Agent shall provide such notice to each Holder of the Notes subject to such redemption notice in the same manner in which the notice of redemption was given.

(h)	The Company shall, subject to the exceptions and limitations set forth in Section 7 of the form of Note of each Note, pay as additional interest on the Notes such additional amounts as are necessary in order that the net payment by the Company or a paying agent of the principal, premium, if any, and interest with respect to the Notes to a beneficial owner, after withholding or deduction for any present or future tax, assessment, or other governmental charge imposed by the United States or a taxing authority in the United States or any jurisdiction in which the Company (or any successor) is organized or resident for tax purposes (each, a “Tax Jurisdiction”) shall not be less than the amount provided in the Notes to be then due and payable.

(i)	If, as a result of any change in, or amendment to, the laws (or any regulations or rulings promulgated under the laws) of the relevant Tax Jurisdiction or any change in, or amendments to, an official position regarding the application, interpretation, administration, or enforcement thereof (including by virtue of any action taken by a taxing authority, a holding, judgment, or order by a court of competent jurisdiction (whether or not such action was taken or brought with respect to the Company), or a change in published administrative practice) that is announced and/or becomes effective on or after June 8, 2026 (or, if the Tax Jurisdiction is not the United States, after the date such Tax Jurisdiction became a Tax Jurisdiction), based upon a written opinion of independent counsel selected by the Company, the Company shall become obligated to pay additional amounts pursuant to Section 6(h) with respect to the Notes of any series, then the Company may at any time at its option redeem, in whole, but not in part, the Notes of such series on not less than 10 nor more than 90 days’ prior notice, at a redemption price equal to 100% of their principal amount, plus accrued and unpaid interest, if any (including, for the avoidance of doubt, any additional amounts), on the Notes of such series to be redeemed to, but not including, the redemption date.

The Company will not give any such notice of redemption of Notes earlier than 90 days prior to the earliest date on which the Company would be obligated to pay additional amounts if a payment in respect of the Notes was then due, and the law giving rise to the obligation to pay additional amounts (whether the obligation to withhold is then effective or will become effective after the notice) must be in effect at the time such notice is given.

(j)	The Notes shall be issuable in minimum denominations of C$2,000 and in multiples of C$1,000 in excess thereof.

(k)	There is no sinking fund for the Notes.

(l)	The Notes shall be issued in the form of one or more Global Securities.

(m)	The Depositary shall be CDS Clearing and Depository Services Inc. (“CDS”)

(n)	Notes will be issued in fully registered, certificated form, registered in the names of persons other than CDS or its nominee only if (i) the book-entry only system ceases to exist, (ii) the Company determines that CDS is no longer willing or able to discharge properly its responsibilities as depositary with respect to the Notes and the Company is unable to locate a qualified successor, (iii) the Company, at its option, elects to terminate the record book-entry system through CDS, (iv) required by law or (v) an event of default under the Indenture with respect to the Notes has occurred and is continuing.

If certificated Notes are issued under the limited circumstances described above, then: (i) registration of transfers or exchanges of certificated Notes may be made by delivery of those certificated Notes, duly endorsed or accompanied by instruments of transfer duly endorsed, by the registered Holders thereof, at the office of a Registrar for the Notes, and (ii) the Company will make payments of principal and the redemption price, if any, thereof upon presentation of the certificated Notes at the office of a Paying Agent for the Notes.

At the Company’s option, payments of interest on certificated Notes other than Global Securities, if issued, due on any Interest Payment Date (other than on a Stated Maturity or a Redemption Date) may be made by check mailed to the addresses of the persons entitled thereto as such addresses shall appear in the register of Notes or by wire transfer to the accounts of the Holders of such certificated Notes if appropriate wire transfer instructions have been received in writing by the Paying Agent not less than 15 days prior to the applicable interest payment date. Notwithstanding the foregoing, the Company will make payments of interest on any Interest Payment Date (other than on a Stated Maturity or a Redemption Date) to each registered Holder of C$10,000,000 or more in aggregate principal amount of certificated Notes by wire transfer if the applicable registered Holder has delivered appropriate wire transfer instructions in writing to the Paying Agent not less than 15 days prior to the applicable Interest Payment Date. Any wire transfer instructions received by the Paying Agent shall remain in effect until revoked by the applicable registered Holder.

(o)	The provisions of Section 8.1 of the Base Indenture shall apply to the Notes.

(p)	The Notes shall be Unrestricted Securities and shall be registered with the Securities and Exchange Commission pursuant to a registration statement on Form S-3 under the Securities Act of 1933, as amended.

(q)	The principal of and interest on the Notes shall be payable only in CAD; provided that if CAD are unavailable to the Company due to the imposition of exchange controls or other circumstances beyond its control, then all payments in respect of the Notes shall be made in Dollars until CAD are again available to the Company.

(r)	The Notes shall not be convertible into common stock of the Company.

(s)	The term “C$” or “CAD” means the lawful currency of Canada.

(t)	The terms of the 2029 Notes, the 2031 Notes, the 2033 Notes, the 2036 Notes, and the 2056 Notes shall include such other terms as set forth in the form of 2029 Note, form of 2031 Note, form of 2033 Note, form of 2036 Note, and form of 2056 Note, respectively, attached hereto as Exhibits A, B, C, D, and E (each, a “form of Note” and, collectively, the “forms of Notes”).

7.            This Officers’ Certificate and any other documents delivered in connection with this transaction shall be valid, binding, and enforceable against a party only when executed and delivered by an authorized individual on behalf of the party by means of (i) any electronic signature permitted by the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, and/or any other relevant electronic signatures law; (ii) an original manual signature; or (iii) a scanned manual signature. Each electronic signature or scanned manual signature shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. Each party hereto shall be entitled to conclusively rely upon and shall have no liability with respect to a scanned or other electronic signature of any party and shall have no duty to investigate, confirm, or otherwise verify the validity or authenticity thereof. This Officers’ Certificate may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute one and the same instrument.

IN WITNESS WHEREOF, the undersigned have executed this Certificate as of the date first written above.

AMAZON.COM, INC.

By:	/s/ Antonio Masone
	Name:	Antonio Masone
	Title:	Vice President and Treasurer

By:	/s/ Susan K. Jong
	Name:	Susan K. Jong
	Title:	Vice President & Associate General Counsel and Secretary

[Signature Page to the Officers’ Certificate (Indenture)]

Exhibit A

Form of 2029 Note

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITARY OR A NOMINEE OF THE DEPOSITARY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY, BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH A SUCCESSOR DEPOSITARY.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF CDS CLEARING AND DEPOSITORY SERVICES INC. (“CDS”) TO AMAZON.COM, INC. (THE “ISSUER”) OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IN RESPECT THEREOF IS REGISTERED IN THE NAME OF CDS & CO., OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF CDS (AND ANY PAYMENT IS MADE TO CDS & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF CDS), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CDS & CO., HAS A PROPERTY INTEREST IN THE SECURITIES REPRESENTED BY THIS CERTIFICATE HEREIN AND IT IS A VIOLATION OF ITS RIGHTS FOR ANOTHER PERSON TO HOLD, TRANSFER OR DEAL WITH THIS CERTIFICATE.

EXCEPT IN THE PROVINCE OF MANITOBA, UNLESS PERMITTED UNDER CANADIAN SECURITIES LEGISLATION, THE HOLDER OF THIS NOTE MUST NOT TRADE THE NOTE BEFORE THE DATE THAT IS 4 MONTHS AND A DAY AFTER THE LATER OF (I) JUNE 12, 2026, AND (II) THE DATE THE ISSUER BECAME A REPORTING ISSUER IN ANY PROVINCE OR TERRITORY OF CANADA.

IN THE PROVINCE OF MANITOBA, UNLESS OTHERWISE PERMITTED UNDER APPLICABLE CANADIAN SECURITIES LAWS OR WITH THE PRIOR WRITTEN CONSENT OF THE APPLICABLE REGULATOR, THE HOLDER OF THIS NOTE MUST NOT TRADE THE NOTE BEFORE THE DATE THAT IS TWELVE MONTHS AND A DAY AFTER THE DATE THE PURCHASER ACQUIRED THE NOTE.

AMAZON.COM, INC.
3.400% Notes due 2029

No.	CUSIP No. 023135DU7
ISIN No. CA023135DU78
C$

AMAZON.COM, INC., a Delaware corporation (the “Issuer”), for value received promises to pay to CDS & Co. or registered assigns the principal sum of                          on June 12, 2029 (the “Stated Maturity”).

Interest Payment Dates: June 12 and December 12 of each year (each, an “Interest Payment Date”), commencing on December 12, 2026.

Interest Record Dates: May 28 and November 27 (each, a “Regular Record Date”).

Reference is made to the further provisions of this Note contained herein (the “Note”), which will for all purposes have the same effect as if set forth at this place.

Signature Page Follows

IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed.

AMAZON.COM, INC.

By:
Name:
Title:

[Signature Page to Global Note]

CERTIFICATE OF AUTHENTICATION

This is one of the Notes of the series designated therein described in the within-mentioned Indenture.

Dated: June 12, 2026.

COMPUTERSHARE TRUST COMPANY OF CANADA,
as Registrar and Authentication Agent

By:
Authorized Signatory

[Signature Page to Global Note]

(REVERSE OF NOTE)

AMAZON.COM, INC.
3.400% Notes due 2029

1.             Interest.

Amazon.com, Inc. (the “Issuer”) promises to pay interest on the principal amount of this Note at the rate per annum described above. Cash interest on the Notes will accrue from the most recent date to which interest has been paid; or, if no interest has been paid, from June 12, 2026. Interest on this Note will be paid to but excluding the relevant Interest Payment Date or on such earlier date as the principal amount shall become due in accordance with the provisions hereof. The Issuer will pay interest semi-annually in arrears on each Interest Payment Date, beginning on December 12, 2026, to the persons in whose names the Notes are registered at the close of business on the preceding Regular Record Date.

For a full semi-annual interest period, interest on the Notes will be computed on the basis of a 360-day year consisting of twelve 30-day months. For an interest period that is not a full semi-annual interest period, interest on the Notes will be computed on the basis of a 365-day year and the actual number of days in such interest period (Actual/Actual Canadian Compound Method).

Solely for the purposes of disclosure under the Interest Act (Canada), the yearly rate of interest to which the rate used in such computation is equivalent during any particular period is the rate so used (x) multiplied by the actual number of days in the calendar year in which the period for which such interest or fee is payable (or compounded) ends, and (y) divided by the number of days based on which such rate is calculated.

If any Interest Payment Date is not a Business Day, the payment of the interest payable on that date will be made on the next day that is a Business Day, without any interest or other payment in respect of the delay, with the same force and effect as if made on the scheduled Interest Payment Date. If the Stated Maturity or other payment date with respect to the Notes is not a Business Day, the required payment of principal, premium, if any, or interest will be due on the next succeeding Business Day as if made on the date that such payment was due, and no additional interest will accrue on that payment for the period from and after that Stated Maturity or other payment date, as the case may be, to the date of that payment on the next succeeding Business Day.

All payments on the Notes shall be payable in CAD; provided that if CAD are unavailable to the Issuer due to the imposition of exchange controls or other circumstances beyond its control, then all payments in respect of the Notes shall be made in U.S. Dollars until CAD are again available to the Issuer.

The amount payable on any date in CAD shall be converted into U.S. Dollars at the rate mandated by the U.S. Federal Reserve Board as of the close of business on the second Business Day prior to the relevant payment date or, in the event the U.S. Federal Reserve Board has not mandated a rate of conversion, on the basis of the most recent U.S. Dollar/CAD exchange rate published in The Wall Street Journal on or prior to the second Business Day prior to the relevant payment date. Any payment in respect of the Notes of this series so made in U.S. Dollars shall not constitute an event of default under the Notes or the Indenture. Neither the Trustee nor the Paying Agent shall have any responsibility for any calculation or conversion in connection with the foregoing.

The Issuer shall pay interest on overdue principal from time to time on demand at the rate borne by the Notes and at the same rate on overdue installments of interest (without regard to any applicable grace periods) to the extent lawful from the dates such amounts are due until such amounts are paid or made available for payment.

The term “C$” or “CAD” means the lawful currency of Canada.

“Business Day” means any day, other than a Saturday or Sunday, which is not a day on which banking institutions in the City of New York, Toronto, Ontario, Canada, or Vancouver, British Columbia, Canada are authorized or required by law or executive order to close.

2.             Paying Agent, Registrar, and Transfer Agent.

Initially, Computershare Trust Company of Canada will act as Paying Agent, Registrar, and Transfer Agent. The Issuer may change any Paying Agent, Registrar, or Transfer Agent without notice to the Holders. Payment of the principal, premium, if any, and interest on the Notes of this series will be made at the office or agency maintained for that purpose in Canada (initially the corporate trust office of the Paying Agent).

3.             Indenture; Defined Terms.

This Note is one of the 3.400% Notes due 2029 (the “Notes”) issued under the Indenture dated as of November 29, 2012 (the “Base Indenture”) by and between the Issuer and Wells Fargo Bank, National Association, as trustee (the “Prior Trustee”), as amended and supplemented by the Supplemental Indenture No. 1 dated as of April 13, 2022 by and between the Issuer, the Prior Trustee, as prior trustee, and Computershare Trust Company, National Association, as successor trustee (the “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), and the Officers’ Certificate dated as of June 12, 2026 establishing the terms of the Notes pursuant to Section 2.2 of the Base Indenture (the “Officers’ Certificate”). This Note is a “Security” and the Notes are “Securities” under the Indenture.

For purposes of this Note, unless otherwise defined herein, capitalized terms herein are used as defined in the Indenture. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (15 U.S.C. §§77aaa-77bbbb) (the “TIA”), as in effect on the date on which the Indenture was qualified under the TIA. Notwithstanding anything to the contrary herein, the Notes are subject to all such terms, and Holders of Notes are referred to the Indenture and the TIA for a statement of them. To the extent the terms of the Indenture and this Note are inconsistent, the terms of the Indenture shall govern.

4.             Denominations; Transfer; Exchange.

The Notes are in registered form, without coupons, in denominations of C$2,000 and multiples of C$1,000 in excess thereof. Where the Notes are presented to the Registrar or a co-registrar with a request to register a transfer or to exchange them for an equal principal amount of Notes, the Registrar shall register the transfer or make the exchange if the requirements for such transactions set forth in the Indenture are met. The Issuer may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith as permitted by the Indenture. Neither the Issuer nor the Registrar shall be required (a) to issue, register the transfer of, or exchange the Notes for the period beginning at the opening of business fifteen days immediately preceding the delivery of a notice of redemption of the Notes selected for redemption and ending at the close of business on the day of such delivery, or (b) to register the transfer of or exchange the Notes selected, called or being called for redemption as a whole or the portion being redeemed of any such Notes selected, called or being called for redemption in part.

5.             Amendment; Modification; Waiver.

The Indenture and the Notes may be amended or supplemented, and waivers may be obtained in accordance with the terms of the Indenture.

The Holders of a majority in principal amount of the Notes may waive any existing or past Default or Event of Default with respect to the Notes. Those Holders may not, however, waive any Default or Event of Default in any payment on the Notes.

Any amendment, supplement or waiver to the Notes made with the consent of Holders of the Notes, shall be made with respect to the Notes only, and not any other series of Securities.

6.             Optional Redemption.

The Issuer may redeem the Notes, in whole at any time or in part from time to time, prior to the Stated Maturity (the date of such redemption, the “Redemption Date”) at its option (in C$1,000 increments, provided that any remaining principal amount thereof shall be at least the minimum authorized denomination thereof), at a redemption price equal to the greater of: (i) 100% of the principal amount of the Notes to be redeemed, and (ii) the Canada Yield Price, plus, in either case, accrued and unpaid interest thereon, if any, to, but not including, the Redemption Date.

The Issuer shall be responsible for calculating the applicable redemption price.

If money sufficient to pay the redemption price of and accrued interest on the Notes (or portions thereof) to be redeemed on the Redemption Date is deposited with the Trustee or the Paying Agent on or before 11:00 a.m. New York City time on the Redemption Date and certain other conditions are satisfied, then on and after the Redemption Date, interest will cease to accrue on such Notes (or such portion thereof) called for redemption and such Notes will cease to be outstanding. If any Redemption Date is not a Business Day, the Issuer will pay the redemption price on the next Business Day without any additional interest or other payment due to the delay.

“Canada Yield Price” means, in respect of any Notes being redeemed, the price, in respect of the principal amount of such Notes, calculated by us as of the third business day prior to the Redemption Date of such Notes, equal to the sum of the present values of the Remaining Scheduled Payments using a discount rate equal to the Government of Canada Yield on such business day plus 10 basis points.

“Government of Canada Yield” means, on any date, the bid-side yield to maturity on such date as determined by the arithmetic average (rounded to three decimal places) of the yields quoted at 10:00 a.m. (Toronto time) by any two investment dealers in Canada selected by the Issuer, assuming semi-annual compounding and calculated in accordance with generally accepted financial practice, which a non-callable Government of Canada bond would carry if issued in CAD in Canada at 100% of its principal amount on such date with a term to maturity that most closely approximates the remaining term to the Stated Maturity.

“Remaining Scheduled Payments” means, with respect to each Note to be redeemed, the remaining scheduled payments of principal of and interest on each Note that would be due after the related Redemption Date if the Note were redeemed on the Stated Maturity. If the Redemption Date is not an interest payment date with respect to a Note, the amount of the next succeeding scheduled interest payment on each Note will be reduced by the amount of interest accrued on such Note to, but excluding, the Redemption Date.

The Issuer’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error.

Notice of any redemption shall be mailed or electronically delivered (or otherwise transmitted in accordance with the Depositary’s procedures) at least 10 days but not more than 60 days before the Redemption Date to each holder of Notes to be redeemed.

In the case of a partial redemption, a selection of the Notes for redemption shall be made pro rata, by lot or by such other method as the Paying Agent in its sole discretion deems appropriate and fair. No Notes of a principal amount of C$1,000 or less shall be redeemed in part. If any Note is to be redeemed in part only, the notice of redemption that relates to the Note shall state the portion of the principal amount of the Note to be redeemed. A new Note in a principal amount equal to the unredeemed portion of the Note shall be issued in the name of the holder of the Note upon surrender for cancellation of the original note.

For so long as the Notes are held by CDS Clearing and Depository Services Inc. (or another depositary), the redemption of the Notes shall be done in accordance with the policies and procedures of the Depositary.

Unless the Issuer defaults in payment of the redemption price, on and after the Redemption Date interest will cease to accrue on the Notes, or portions thereof, called for redemption.

Notice of any redemption of the Notes in connection with a transaction or an event may, at the Issuer’s discretion, be given prior to the completion or the occurrence thereof. Any redemption or notice may, at the Issuer’s discretion, be subject to one or more conditions precedent, including, but not limited to, completion or occurrence of a related transaction or event. At the Issuer’s discretion, the Redemption Date may be delayed until such time as any or all such conditions shall be satisfied, or such redemption may not occur and such notice may be rescinded in the event that any or all such conditions shall not have been satisfied by the Redemption Date, or by the Redemption Date as so delayed. The Issuer shall provide written notice to the Trustee and the Paying Agent prior to the close of business two Business Days prior to the Redemption Date if any such redemption has been rescinded or delayed, and upon receipt the Paying Agent shall provide such notice to each Holder of the Notes subject to such redemption notice in the same manner in which the notice of redemption was given.

7.	Payment of Additional Amounts.

Subject to the exceptions and limitations set forth below, the Issuer shall pay as additional interest on the Notes such additional amounts as are necessary in order that the net payment by the Issuer or a paying agent of the principal, premium, if any, and interest with respect to the Notes to a beneficial owner, after withholding or deduction for any present or future tax, assessment, or other governmental charge imposed by the United States or a taxing authority in the United States or any jurisdiction in which the Company (or any successor) is organized or resident for tax purposes (each, a “Tax Jurisdiction”) shall not be less than the amount provided in the Notes to be then due and payable; provided, however, that the foregoing obligation to pay additional amounts will not apply:

(i)	to any tax, assessment, or other governmental charge that is imposed by reason of the Holder (or the beneficial owner for whose benefit such Holder holds such Note) or a fiduciary, settlor, beneficiary, member, or shareholder of the Holder, or a person holding a power over an estate or trust administered by a fiduciary holder, being treated as:

a.	being or having been present in, or engaged in a trade or business in, the relevant Tax Jurisdiction, being treated as having been present in, or engaged in a trade or business in, the relevant Tax Jurisdiction, or having or having had a permanent establishment in the United States;

b.	having a current or former connection with the relevant Tax Jurisdiction (other than a connection arising solely as a result of the ownership of the Notes, the receipt of any payment in respect of the Notes, or the enforcement of any rights under the indenture), including being or having been a citizen or resident of the United States or treated as being or having been a resident thereof;

c.	being or having been a personal holding company, a passive foreign investment company, or a controlled foreign corporation for U.S. federal income tax purposes, a foreign tax exempt organization, or a corporation that has accumulated earnings to avoid United States federal income tax;

d.	being or having been a “10-percent shareholder”, as defined in section 871(h)(3) of the Code, or any successor provision, of us; or

e.	being or having been a bank receiving payments on an extension of credit made pursuant to a loan agreement entered into in the ordinary course of its trade or business, within the meaning of section 881(c)(3) of the Code or any successor provision;

(ii)	to any Holder that is not the sole beneficial owner of the Notes, or a portion of the Notes, or that is a fiduciary, partnership, or limited liability company, but only to the extent that a beneficiary or settlor with respect to the fiduciary, a beneficial owner, or member of the partnership or limited liability company would not have been entitled to the payment of an additional amount had the beneficiary, settlor, beneficial owner, or member received directly its beneficial or distributive share of the payment;

(iii)	to any tax, assessment, or other governmental charge that would not have been imposed but for the failure of the holder, beneficial owner, or any other person to comply with certification, identification, or information reporting requirements concerning the nationality, residence, identity, or connection with the United States of the holder or beneficial owner of the Notes, if compliance is required by statute, by regulation of the United States or any taxing authority therein or by an applicable income tax treaty to which the United States is a party as a precondition to exemption from such tax, assessment, or other governmental charge (including, for the avoidance of doubt, any backup withholding tax imposed pursuant to Section 3406 of the Code (or any amended or successor provision) (relating to backup withholding tax));

(iv)	to any tax, assessment, or other governmental charge that is imposed otherwise than by withholding by the Issuer or a paying agent from the payment;

(v)	to any estate, inheritance, gift, sales, excise, transfer, wealth, capital gains, or personal property tax or similar tax, assessment, or other governmental charge;

(vi)	to any tax, assessment or other governmental charge that would not have been imposed but for the presentation by the holder of any Note, where presentation is required, for payment on a date more than 10 days after the date on which payment became due and payable or the date on which payment thereof is duly provided for, whichever occurs later;

(vii)	to any tax, assessment, or other governmental charge required to be withheld or deducted that is imposed on a payment pursuant to Sections 1471 through 1474 of the Code (or any amended or successor version of such Sections that is substantively comparable and not materially more onerous to comply with), any U.S. Treasury regulations promulgated thereunder, or any other official interpretations thereof (collectively, “FATCA”), any agreement (including any intergovernmental agreement) entered into in connection therewith, or any law, regulation, or other official guidance enacted in any jurisdiction implementing FATCA or an intergovernmental agreement in respect of FATCA;

(viii)	to any tax, assessment, or other governmental charge that is imposed or withheld solely by reason of a change in law, regulation, or administrative or judicial interpretation that becomes effective more than 15 days after the payment becomes due or is duly provided for, whichever occurs later;

(ix)	to any tax, assessment, or other governmental charge imposed by reason of the failure of the beneficial owner to fulfill the statement requirements of Section 871(h) or Section 881(c) of the Code;

(x)	to any tax imposed pursuant to Section 871(h)(6) or 881(c)(6) of the Code (or any amended or successor provisions); or

(xi)	to any tax imposed as a result of any combination of items (i) through (x).

Except as specifically provided above, the Issuer shall not be required to pay additional amounts in respect of any tax, assessment, or other governmental charge. References in this Note to any payment on the Notes shall include the related payment of additional amounts, as applicable.

As used herein, the term “United States” means the United States of America, any state thereof, and the District of Columbia.

8.             Redemption for Tax Reasons

If, as a result of any change in, or amendment to, the laws (or any regulations or rulings promulgated under the laws) of the relevant Tax Jurisdiction or any change in, or amendments to, an official position regarding the application, interpretation, administration, or enforcement thereof (including by virtue of any action taken by a taxing authority, a holding, judgment, or order by a court of competent jurisdiction (whether or not such action was taken or brought with respect to the Issuer), or a change in published administrative practice) that is announced and/or becomes effective on or after June 8, 2026 (or, if the Tax Jurisdiction is not the United States, after the date such Tax Jurisdiction became a Tax Jurisdiction), based upon a written opinion of independent counsel selected by the Issuer, the Issuer shall become obligated to pay additional amounts pursuant to Section 7, then the Issuer may at any time at its option redeem, in whole, but not in part, the Notes on not less than 10 nor more than 90 days’ prior notice, at a redemption price equal to 100% of their principal amount, plus accrued and unpaid interest, if any (including, for the avoidance of doubt, any additional amounts), on the Notes to be redeemed to, but not including, the redemption date.

The Issuer will not give any such notice of redemption of Notes earlier than 90 days prior to the earliest date on which the Issuer would be obligated to pay additional amounts if a payment in respect of the Notes was then due, and the law giving rise to the obligation to pay additional amounts (whether the obligation to withhold is then effective or will become effective after the notice) must be in effect at the time such notice is given.

9.             Defaults and Remedies.

If an Event of Default occurs and is continuing (other than an Event of Default referred to in Section 6.1(e) or (f) of the Base Indenture), the Trustee or the Holders of at least 25% in principal amount of the Notes may require the Issuer to pay immediately the principal amount plus accrued and unpaid interest on such Securities. If an Event of Default referred to in Section 6.1(e) or (f) of the Base Indenture occurs, the principal amount plus accrued and unpaid interest on such Series of Securities will become immediately due and payable without any action on the part of the Trustee or any Holder.

The Indenture permits, subject to certain limitations therein provided, Holders of a majority in principal amount of the outstanding Notes to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Notes.

10.            Authentication.

This Note shall not be valid until the Trustee or an authenticating agent manually signs the certificate of authentication on this Note.

11.            Abbreviations and Defined Terms.

Customary abbreviations may be used in the name of a Holder of a Note or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

12.            CUSIP Numbers.

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Issuer has caused CUSIP numbers to be printed on the Notes as a convenience to the Holders of the Notes.  No representation is made as to the accuracy of such numbers as printed on the Notes and reliance may be placed only on the other identification numbers printed hereon.

13.            Governing Law.

The laws of the State of New York shall govern the Indenture and this Note without regard to conflicts of laws principles thereof.

ASSIGNMENT FORM

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:

PLEASE INSERT SOCIAL SECURITY NUMBER OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(Name and address of Assignee, including Zip code, must be printed or typewritten)

the within Note, and all rights thereunder, hereby irrevocably, constituting and appointing to transfer the said Note on the books of Amazon.com, Inc. with full power of substitution in the premises.

Dated:
Signature

Signature must be guaranteed	Signature

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the United States Securities Exchange Act of 1934, as amended.

SCHEDULE OF EXCHANGES OF NOTES

The following exchanges of a part of this Global Security for certificated Notes or a part of another Global Security have been made:

Date of Exchange	Amount of decrease in Principal Amount of this Global Security	Amount of increase in Principal Amount of this Global Security	Principal Amount of this Global Security following such decrease or increase	Signature of authorized officer of Trustee

Exhibit B

Form of 2031 Note

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITARY OR A NOMINEE OF THE DEPOSITARY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY, BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH A SUCCESSOR DEPOSITARY.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF CDS CLEARING AND DEPOSITORY SERVICES INC. (“CDS”) TO AMAZON.COM, INC. (THE “ISSUER”) OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IN RESPECT THEREOF IS REGISTERED IN THE NAME OF CDS & CO., OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF CDS (AND ANY PAYMENT IS MADE TO CDS & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF CDS), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CDS & CO., HAS A PROPERTY INTEREST IN THE SECURITIES REPRESENTED BY THIS CERTIFICATE HEREIN AND IT IS A VIOLATION OF ITS RIGHTS FOR ANOTHER PERSON TO HOLD, TRANSFER OR DEAL WITH THIS CERTIFICATE.

EXCEPT IN THE PROVINCE OF MANITOBA, UNLESS PERMITTED UNDER CANADIAN SECURITIES LEGISLATION, THE HOLDER OF THIS NOTE MUST NOT TRADE THE NOTE BEFORE THE DATE THAT IS 4 MONTHS AND A DAY AFTER THE LATER OF (I) JUNE 12, 2026, AND (II) THE DATE THE ISSUER BECAME A REPORTING ISSUER IN ANY PROVINCE OR TERRITORY OF CANADA.

IN THE PROVINCE OF MANITOBA, UNLESS OTHERWISE PERMITTED UNDER APPLICABLE CANADIAN SECURITIES LAWS OR WITH THE PRIOR WRITTEN CONSENT OF THE APPLICABLE REGULATOR, THE HOLDER OF THIS NOTE MUST NOT TRADE THE NOTE BEFORE THE DATE THAT IS TWELVE MONTHS AND A DAY AFTER THE DATE THE PURCHASER ACQUIRED THE NOTE.

AMAZON.COM, INC.
3.700% Notes due 2031

No.	CUSIP No. 023135DV5
ISIN No. CA023135DV51
C$

AMAZON.COM, INC., a Delaware corporation (the “Issuer”), for value received promises to pay to CDS & Co. or registered assigns the principal sum of                         on June 12, 2031 (the “Stated Maturity”).

Interest Payment Dates: June 12 and December 12 of each year (each, an “Interest Payment Date”), commencing on December 12, 2026.

Interest Record Dates: May 28 and November 27 (each, a “Regular Record Date”).

Reference is made to the further provisions of this Note contained herein (the “Note”), which will for all purposes have the same effect as if set forth at this place.

Signature Page Follows

IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed.

AMAZON.COM, INC.

By:
Name:
Title:

[Signature Page to Global Note]

CERTIFICATE OF AUTHENTICATION

This is one of the Notes of the series designated therein described in the within-mentioned Indenture.

Dated: June 12, 2026.

COMPUTERSHARE TRUST COMPANY OF CANADA,
as Registrar and Authentication Agent

By:
Authorized Signatory

[Signature Page to Global Note]

(REVERSE OF NOTE)

AMAZON.COM, INC.
3.700% Notes due 2031

1.             Interest.

Amazon.com, Inc. (the “Issuer”) promises to pay interest on the principal amount of this Note at the rate per annum described above. Cash interest on the Notes will accrue from the most recent date to which interest has been paid; or, if no interest has been paid, from June 12, 2026. Interest on this Note will be paid to but excluding the relevant Interest Payment Date or on such earlier date as the principal amount shall become due in accordance with the provisions hereof. The Issuer will pay interest semi-annually in arrears on each Interest Payment Date, beginning on December 12, 2026, to the persons in whose names the Notes are registered at the close of business on the preceding Regular Record Date.

For a full semi-annual interest period, interest on the Notes will be computed on the basis of a 360-day year consisting of twelve 30-day months. For an interest period that is not a full semi-annual interest period, interest on the Notes will be computed on the basis of a 365-day year and the actual number of days in such interest period (Actual/Actual Canadian Compound Method).

Solely for the purposes of disclosure under the Interest Act (Canada), the yearly rate of interest to which the rate used in such computation is equivalent during any particular period is the rate so used (x) multiplied by the actual number of days in the calendar year in which the period for which such interest or fee is payable (or compounded) ends, and (y) divided by the number of days based on which such rate is calculated.

If any Interest Payment Date is not a Business Day, the payment of the interest payable on that date will be made on the next day that is a Business Day, without any interest or other payment in respect of the delay, with the same force and effect as if made on the scheduled Interest Payment Date. If the Stated Maturity or other payment date with respect to the Notes is not a Business Day, the required payment of principal, premium, if any, or interest will be due on the next succeeding Business Day as if made on the date that such payment was due, and no additional interest will accrue on that payment for the period from and after that Stated Maturity or other payment date, as the case may be, to the date of that payment on the next succeeding Business Day.

All payments on the Notes shall be payable in CAD; provided that if CAD are unavailable to the Issuer due to the imposition of exchange controls or other circumstances beyond its control, then all payments in respect of the Notes shall be made in U.S. Dollars until CAD are again available to the Issuer.

The amount payable on any date in CAD shall be converted into U.S. Dollars at the rate mandated by the U.S. Federal Reserve Board as of the close of business on the second Business Day prior to the relevant payment date or, in the event the U.S. Federal Reserve Board has not mandated a rate of conversion, on the basis of the most recent U.S. Dollar/CAD exchange rate published in The Wall Street Journal on or prior to the second Business Day prior to the relevant payment date. Any payment in respect of the Notes of this series so made in U.S. Dollars shall not constitute an event of default under the Notes or the Indenture. Neither the Trustee nor the Paying Agent shall have any responsibility for any calculation or conversion in connection with the foregoing.

The Issuer shall pay interest on overdue principal from time to time on demand at the rate borne by the Notes and at the same rate on overdue installments of interest (without regard to any applicable grace periods) to the extent lawful from the dates such amounts are due until such amounts are paid or made available for payment.

The term “C$” or “CAD” means the lawful currency of Canada.

“Business Day” means any day, other than a Saturday or Sunday, which is not a day on which banking institutions in the City of New York, Toronto, Ontario, Canada, or Vancouver, British Columbia, Canada are authorized or required by law or executive order to close.

2.             Paying Agent, Registrar, and Transfer Agent.

Initially, Computershare Trust Company of Canada will act as Paying Agent, Registrar, and Transfer Agent. The Issuer may change any Paying Agent, Registrar, or Transfer Agent without notice to the Holders. Payment of the principal, premium, if any, and interest on the Notes of this series will be made at the office or agency maintained for that purpose in Canada (initially the corporate trust office of the Paying Agent).

3.             Indenture; Defined Terms.

This Note is one of the 3.700% Notes due 2031 (the “Notes”) issued under the Indenture dated as of November 29, 2012 (the “Base Indenture”) by and between the Issuer and Wells Fargo Bank, National Association, as trustee (the “Prior Trustee”), as amended and supplemented by the Supplemental Indenture No. 1 dated as of April 13, 2022 by and between the Issuer, the Prior Trustee, as prior trustee, and Computershare Trust Company, National Association, as successor trustee (the “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), and the Officers’ Certificate dated as of June 12, 2026 establishing the terms of the Notes pursuant to Section 2.2 of the Base Indenture (the “Officers’ Certificate”). This Note is a “Security” and the Notes are “Securities” under the Indenture.

For purposes of this Note, unless otherwise defined herein, capitalized terms herein are used as defined in the Indenture. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (15 U.S.C. §§77aaa-77bbbb) (the “TIA”), as in effect on the date on which the Indenture was qualified under the TIA. Notwithstanding anything to the contrary herein, the Notes are subject to all such terms, and Holders of Notes are referred to the Indenture and the TIA for a statement of them. To the extent the terms of the Indenture and this Note are inconsistent, the terms of the Indenture shall govern.

4.             Denominations; Transfer; Exchange.

The Notes are in registered form, without coupons, in denominations of C$2,000 and multiples of C$1,000 in excess thereof. Where the Notes are presented to the Registrar or a co-registrar with a request to register a transfer or to exchange them for an equal principal amount of Notes, the Registrar shall register the transfer or make the exchange if the requirements for such transactions set forth in the Indenture are met. The Issuer may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith as permitted by the Indenture. Neither the Issuer nor the Registrar shall be required (a) to issue, register the transfer of, or exchange the Notes for the period beginning at the opening of business fifteen days immediately preceding the delivery of a notice of redemption of the Notes selected for redemption and ending at the close of business on the day of such delivery, or (b) to register the transfer of or exchange the Notes selected, called or being called for redemption as a whole or the portion being redeemed of any such Notes selected, called or being called for redemption in part.

5.             Amendment; Modification; Waiver.

The Indenture and the Notes may be amended or supplemented, and waivers may be obtained in accordance with the terms of the Indenture.

The Holders of a majority in principal amount of the Notes may waive any existing or past Default or Event of Default with respect to the Notes. Those Holders may not, however, waive any Default or Event of Default in any payment on the Notes.

Any amendment, supplement or waiver to the Notes made with the consent of Holders of the Notes, shall be made with respect to the Notes only, and not any other series of Securities.

6.             Optional Redemption.

The Issuer may redeem the Notes, in whole at any time or in part from time to time, prior to May 12, 2031 (the “Par Call Date”) (the date of such redemption, the “Make-Whole Redemption Date”) at its option (in C$1,000 increments, provided that any remaining principal amount thereof shall be at least the minimum authorized denomination thereof), at a redemption price equal to the greater of: (i) 100% of the principal amount of the Notes to be redeemed, and (ii) the Canada Yield Price, plus, in either case, accrued and unpaid interest thereon, if any, to, but not including, the Make-Whole Redemption Date.

On or after the Par Call Date, the Issuer may redeem the Notes, in whole at any time or in part from time to time (in C$1,000 increments, provided that any remaining principal amount thereof shall be at least the minimum authorized denomination thereof), at a redemption price equal to 100% of the principal amount of the Notes being redeemed plus accrued and unpaid interest thereon to, but not including, the redemption date (such date, and any Make-Whole Redemption Date, a “Redemption Date”).

The Issuer shall be responsible for calculating the applicable redemption price.

If money sufficient to pay the redemption price of and accrued interest on the Notes (or portions thereof) to be redeemed on the Redemption Date is deposited with the Trustee or the Paying Agent on or before 11:00 a.m. New York City time on the Redemption Date and certain other conditions are satisfied, then on and after the Redemption Date, interest will cease to accrue on such Notes (or such portion thereof) called for redemption and such Notes will cease to be outstanding. If any Redemption Date is not a Business Day, the Issuer will pay the redemption price on the next Business Day without any additional interest or other payment due to the delay.

“Canada Yield Price” means, in respect of any Notes being redeemed, the price, in respect of the principal amount of such Notes, calculated by us as of the third business day prior to the Redemption Date of such Notes, equal to the sum of the present values of the Remaining Scheduled Payments using a discount rate equal to the Government of Canada Yield on such business day plus 12.5 basis points.

“Government of Canada Yield” means, on any date, the bid-side yield to maturity on such date as determined by the arithmetic average (rounded to three decimal places) of the yields quoted at 10:00 a.m. (Toronto time) by any two investment dealers in Canada selected by the Issuer, assuming semi-annual compounding and calculated in accordance with generally accepted financial practice, which a non-callable Government of Canada bond would carry if issued in CAD in Canada at 100% of its principal amount on such date with a term to maturity that most closely approximates the remaining term to the Par Call Date.

“Remaining Scheduled Payments” means, with respect to each Note to be redeemed, the remaining scheduled payments of principal of and interest on each Note that would be due after the related Redemption Date if the Note were redeemed on the Par Call Date. If the Redemption Date is not an interest payment date with respect to a Note, the amount of the next succeeding scheduled interest payment on each Note will be reduced by the amount of interest accrued on such Note to, but excluding, the Redemption Date.

The Issuer’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error.

Notice of any redemption shall be mailed or electronically delivered (or otherwise transmitted in accordance with the Depositary’s procedures) at least 10 days but not more than 60 days before the Redemption Date to each holder of Notes to be redeemed.

In the case of a partial redemption, a selection of the Notes for redemption shall be made pro rata, by lot or by such other method as the Paying Agent in its sole discretion deems appropriate and fair. No Notes of a principal amount of C$1,000 or less shall be redeemed in part. If any Note is to be redeemed in part only, the notice of redemption that relates to the Note shall state the portion of the principal amount of the Note to be redeemed. A new Note in a principal amount equal to the unredeemed portion of the Note shall be issued in the name of the holder of the Note upon surrender for cancellation of the original note. For so long as the Notes are held by CDS Clearing and Depository Services Inc. (or another depositary), the redemption of the Notes shall be done in accordance with the policies and procedures of the Depositary.

Unless the Issuer defaults in payment of the redemption price, on and after the Redemption Date interest will cease to accrue on the Notes, or portions thereof, called for redemption.

Notice of any redemption of the Notes in connection with a transaction or an event may, at the Issuer’s discretion, be given prior to the completion or the occurrence thereof. Any redemption or notice may, at the Issuer’s discretion, be subject to one or more conditions precedent, including, but not limited to, completion or occurrence of a related transaction or event. At the Issuer’s discretion, the Redemption Date may be delayed until such time as any or all such conditions shall be satisfied, or such redemption may not occur and such notice may be rescinded in the event that any or all such conditions shall not have been satisfied by the Redemption Date, or by the Redemption Date as so delayed. The Issuer shall provide written notice to the Trustee and the Paying Agent prior to the close of business two Business Days prior to the Redemption Date if any such redemption has been rescinded or delayed, and upon receipt the Paying Agent shall provide such notice to each Holder of the Notes subject to such redemption notice in the same manner in which the notice of redemption was given.

7.	Payment of Additional Amounts.

Subject to the exceptions and limitations set forth below, the Issuer shall pay as additional interest on the Notes such additional amounts as are necessary in order that the net payment by the Issuer or a paying agent of the principal, premium, if any, and interest with respect to the Notes to a beneficial owner, after withholding or deduction for any present or future tax, assessment, or other governmental charge imposed by the United States or a taxing authority in the United States or any jurisdiction in which the Company (or any successor) is organized or resident for tax purposes (each, a “Tax Jurisdiction”) shall not be less than the amount provided in the Notes to be then due and payable; provided, however, that the foregoing obligation to pay additional amounts will not apply:

(i)	to any tax, assessment, or other governmental charge that is imposed by reason of the Holder (or the beneficial owner for whose benefit such Holder holds such Note) or a fiduciary, settlor, beneficiary, member, or shareholder of the Holder, or a person holding a power over an estate or trust administered by a fiduciary holder, being treated as:

a.	being or having been present in, or engaged in a trade or business in, the relevant Tax Jurisdiction, being treated as having been present in, or engaged in a trade or business in, the relevant Tax Jurisdiction, or having or having had a permanent establishment in the United States;

b.	having a current or former connection with the relevant Tax Jurisdiction (other than a connection arising solely as a result of the ownership of the Notes, the receipt of any payment in respect of the Notes, or the enforcement of any rights under the indenture), including being or having been a citizen or resident of the United States or treated as being or having been a resident thereof;

c.	being or having been a personal holding company, a passive foreign investment company, or a controlled foreign corporation for U.S. federal income tax purposes, a foreign tax exempt organization, or a corporation that has accumulated earnings to avoid United States federal income tax;

d.	being or having been a “10-percent shareholder”, as defined in section 871(h)(3) of the Code, or any successor provision, of us; or

e.	being or having been a bank receiving payments on an extension of credit made pursuant to a loan agreement entered into in the ordinary course of its trade or business, within the meaning of section 881(c)(3) of the Code or any successor provision;

(ii)	to any Holder that is not the sole beneficial owner of the Notes, or a portion of the Notes, or that is a fiduciary, partnership, or limited liability company, but only to the extent that a beneficiary or settlor with respect to the fiduciary, a beneficial owner, or member of the partnership or limited liability company would not have been entitled to the payment of an additional amount had the beneficiary, settlor, beneficial owner, or member received directly its beneficial or distributive share of the payment;

(iii)	to any tax, assessment, or other governmental charge that would not have been imposed but for the failure of the holder, beneficial owner, or any other person to comply with certification, identification, or information reporting requirements concerning the nationality, residence, identity, or connection with the United States of the holder or beneficial owner of the Notes, if compliance is required by statute, by regulation of the United States or any taxing authority therein or by an applicable income tax treaty to which the United States is a party as a precondition to exemption from such tax, assessment, or other governmental charge (including, for the avoidance of doubt, any backup withholding tax imposed pursuant to Section 3406 of the Code (or any amended or successor provision) (relating to backup withholding tax));

(iv)	to any tax, assessment, or other governmental charge that is imposed otherwise than by withholding by the Issuer or a paying agent from the payment;

(v)	to any estate, inheritance, gift, sales, excise, transfer, wealth, capital gains, or personal property tax or similar tax, assessment, or other governmental charge;

(vi)	to any tax, assessment or other governmental charge that would not have been imposed but for the presentation by the holder of any Note, where presentation is required, for payment on a date more than 10 days after the date on which payment became due and payable or the date on which payment thereof is duly provided for, whichever occurs later;

(vii)	to any tax, assessment, or other governmental charge required to be withheld or deducted that is imposed on a payment pursuant to Sections 1471 through 1474 of the Code (or any amended or successor version of such Sections that is substantively comparable and not materially more onerous to comply with), any U.S. Treasury regulations promulgated thereunder, or any other official interpretations thereof (collectively, “FATCA”), any agreement (including any intergovernmental agreement) entered into in connection therewith, or any law, regulation, or other official guidance enacted in any jurisdiction implementing FATCA or an intergovernmental agreement in respect of FATCA;

(viii)	to any tax, assessment, or other governmental charge that is imposed or withheld solely by reason of a change in law, regulation, or administrative or judicial interpretation that becomes effective more than 15 days after the payment becomes due or is duly provided for, whichever occurs later;

(ix)	to any tax, assessment, or other governmental charge imposed by reason of the failure of the beneficial owner to fulfill the statement requirements of Section 871(h) or Section 881(c) of the Code;

(x)	to any tax imposed pursuant to Section 871(h)(6) or 881(c)(6) of the Code (or any amended or successor provisions); or

(xi)	to any tax imposed as a result of any combination of items (i) through (x).

Except as specifically provided above, the Issuer shall not be required to pay additional amounts in respect of any tax, assessment, or other governmental charge. References in this Note to any payment on the Notes shall include the related payment of additional amounts, as applicable.

As used herein, the term “United States” means the United States of America, any state thereof, and the District of Columbia.

8.             Redemption for Tax Reasons

If, as a result of any change in, or amendment to, the laws (or any regulations or rulings promulgated under the laws) of the relevant Tax Jurisdiction or any change in, or amendments to, an official position regarding the application, interpretation, administration, or enforcement thereof (including by virtue of any action taken by a taxing authority, a holding, judgment, or order by a court of competent jurisdiction (whether or not such action was taken or brought with respect to the Issuer), or a change in published administrative practice) that is announced and/or becomes effective on or after June 8, 2026 (or, if the Tax Jurisdiction is not the United States, after the date such Tax Jurisdiction became a Tax Jurisdiction), based upon a written opinion of independent counsel selected by the Issuer, the Issuer shall become obligated to pay additional amounts pursuant to Section 7, then the Issuer may at any time at its option redeem, in whole, but not in part, the Notes on not less than 10 nor more than 90 days’ prior notice, at a redemption price equal to 100% of their principal amount, plus accrued and unpaid interest, if any (including, for the avoidance of doubt, any additional amounts), on the Notes to be redeemed to, but not including, the redemption date.

The Issuer will not give any such notice of redemption of Notes earlier than 90 days prior to the earliest date on which the Issuer would be obligated to pay additional amounts if a payment in respect of the Notes was then due, and the law giving rise to the obligation to pay additional amounts (whether the obligation to withhold is then effective or will become effective after the notice) must be in effect at the time such notice is given.

9.            Defaults and Remedies.

If an Event of Default occurs and is continuing (other than an Event of Default referred to in Section 6.1(e) or (f) of the Base Indenture), the Trustee or the Holders of at least 25% in principal amount of the Notes may require the Issuer to pay immediately the principal amount plus accrued and unpaid interest on such Securities. If an Event of Default referred to in Section 6.1(e) or (f) of the Base Indenture occurs, the principal amount plus accrued and unpaid interest on such Series of Securities will become immediately due and payable without any action on the part of the Trustee or any Holder.

The Indenture permits, subject to certain limitations therein provided, Holders of a majority in principal amount of the outstanding Notes to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Notes.

10.            Authentication.

This Note shall not be valid until the Trustee or an authenticating agent manually signs the certificate of authentication on this Note.

11.            Abbreviations and Defined Terms.

Customary abbreviations may be used in the name of a Holder of a Note or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

12.            CUSIP Numbers.

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Issuer has caused CUSIP numbers to be printed on the Notes as a convenience to the Holders of the Notes.  No representation is made as to the accuracy of such numbers as printed on the Notes and reliance may be placed only on the other identification numbers printed hereon.

13.            Governing Law.

The laws of the State of New York shall govern the Indenture and this Note without regard to conflicts of laws principles thereof.

ASSIGNMENT FORM

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:

PLEASE INSERT SOCIAL SECURITY NUMBER OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(Name and address of Assignee, including Zip code, must be printed or typewritten)

the within Note, and all rights thereunder, hereby irrevocably, constituting and appointing to transfer the said Note on the books of Amazon.com, Inc. with full power of substitution in the premises.

Dated:
Signature

Signature must be guaranteed	Signature

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the United States Securities Exchange Act of 1934, as amended.

SCHEDULE OF EXCHANGES OF NOTES

The following exchanges of a part of this Global Security for certificated Notes or a part of another Global Security have been made:

Date of Exchange	Amount of decrease in Principal Amount of this Global Security	Amount of increase in Principal Amount of this Global Security	Principal Amount of this Global Security following such decrease or increase	Signature of authorized officer of Trustee

Exhibit C

Form of 2033 Note

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITARY OR A NOMINEE OF THE DEPOSITARY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY, BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH A SUCCESSOR DEPOSITARY.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF CDS CLEARING AND DEPOSITORY SERVICES INC. (“CDS”) TO AMAZON.COM, INC. (THE “ISSUER”) OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IN RESPECT THEREOF IS REGISTERED IN THE NAME OF CDS & CO., OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF CDS (AND ANY PAYMENT IS MADE TO CDS & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF CDS), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CDS & CO., HAS A PROPERTY INTEREST IN THE SECURITIES REPRESENTED BY THIS CERTIFICATE HEREIN AND IT IS A VIOLATION OF ITS RIGHTS FOR ANOTHER PERSON TO HOLD, TRANSFER OR DEAL WITH THIS CERTIFICATE.

EXCEPT IN THE PROVINCE OF MANITOBA, UNLESS PERMITTED UNDER CANADIAN SECURITIES LEGISLATION, THE HOLDER OF THIS NOTE MUST NOT TRADE THE NOTE BEFORE THE DATE THAT IS 4 MONTHS AND A DAY AFTER THE LATER OF (I) JUNE 12, 2026, AND (II) THE DATE THE ISSUER BECAME A REPORTING ISSUER IN ANY PROVINCE OR TERRITORY OF CANADA.

IN THE PROVINCE OF MANITOBA, UNLESS OTHERWISE PERMITTED UNDER APPLICABLE CANADIAN SECURITIES LAWS OR WITH THE PRIOR WRITTEN CONSENT OF THE APPLICABLE REGULATOR, THE HOLDER OF THIS NOTE MUST NOT TRADE THE NOTE BEFORE THE DATE THAT IS TWELVE MONTHS AND A DAY AFTER THE DATE THE PURCHASER ACQUIRED THE NOTE.

AMAZON.COM, INC.
4.000% Notes due 2033

No.	CUSIP No. 023135DW3
ISIN No. CA023135DW35
C$

AMAZON.COM, INC., a Delaware corporation (the “Issuer”), for value received promises to pay to CDS & Co. or registered assigns the principal sum of                              on June 12, 2033 (the “Stated Maturity”).

Interest Payment Dates: June 12 and December 12 of each year (each, an “Interest Payment Date”), commencing on December 12, 2026.

Interest Record Dates: May 28 and November 27 (each, a “Regular Record Date”).

Reference is made to the further provisions of this Note contained herein (the “Note”), which will for all purposes have the same effect as if set forth at this place.

Signature Page Follows

IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed.

AMAZON.COM, INC.

By:
Name:
Title:

[Signature Page to Global Note]

CERTIFICATE OF AUTHENTICATION

This is one of the Notes of the series designated therein described in the within-mentioned Indenture.

Dated: June 12, 2026.

COMPUTERSHARE TRUST COMPANY OF CANADA,
as Registrar and Authentication Agent

By:
Authorized Signatory

[Signature Page to Global Note]

(REVERSE OF NOTE)

AMAZON.COM, INC.
4.000% Notes due 2033

1.             Interest.

Amazon.com, Inc. (the “Issuer”) promises to pay interest on the principal amount of this Note at the rate per annum described above. Cash interest on the Notes will accrue from the most recent date to which interest has been paid; or, if no interest has been paid, from June 12, 2026. Interest on this Note will be paid to but excluding the relevant Interest Payment Date or on such earlier date as the principal amount shall become due in accordance with the provisions hereof. The Issuer will pay interest semi-annually in arrears on each Interest Payment Date, beginning on December 12, 2026, to the persons in whose names the Notes are registered at the close of business on the preceding Regular Record Date.

For a full semi-annual interest period, interest on the Notes will be computed on the basis of a 360-day year consisting of twelve 30-day months. For an interest period that is not a full semi-annual interest period, interest on the Notes will be computed on the basis of a 365-day year and the actual number of days in such interest period (Actual/Actual Canadian Compound Method).

Solely for the purposes of disclosure under the Interest Act (Canada), the yearly rate of interest to which the rate used in such computation is equivalent during any particular period is the rate so used (x) multiplied by the actual number of days in the calendar year in which the period for which such interest or fee is payable (or compounded) ends, and (y) divided by the number of days based on which such rate is calculated.

If any Interest Payment Date is not a Business Day, the payment of the interest payable on that date will be made on the next day that is a Business Day, without any interest or other payment in respect of the delay, with the same force and effect as if made on the scheduled Interest Payment Date. If the Stated Maturity or other payment date with respect to the Notes is not a Business Day, the required payment of principal, premium, if any, or interest will be due on the next succeeding Business Day as if made on the date that such payment was due, and no additional interest will accrue on that payment for the period from and after that Stated Maturity or other payment date, as the case may be, to the date of that payment on the next succeeding Business Day.

All payments on the Notes shall be payable in CAD; provided that if CAD are unavailable to the Issuer due to the imposition of exchange controls or other circumstances beyond its control, then all payments in respect of the Notes shall be made in U.S. Dollars until CAD are again available to the Issuer.

The amount payable on any date in CAD shall be converted into U.S. Dollars at the rate mandated by the U.S. Federal Reserve Board as of the close of business on the second Business Day prior to the relevant payment date or, in the event the U.S. Federal Reserve Board has not mandated a rate of conversion, on the basis of the most recent U.S. Dollar/CAD exchange rate published in The Wall Street Journal on or prior to the second Business Day prior to the relevant payment date. Any payment in respect of the Notes of this series so made in U.S. Dollars shall not constitute an event of default under the Notes or the Indenture. Neither the Trustee nor the Paying Agent shall have any responsibility for any calculation or conversion in connection with the foregoing.

The Issuer shall pay interest on overdue principal from time to time on demand at the rate borne by the Notes and at the same rate on overdue installments of interest (without regard to any applicable grace periods) to the extent lawful from the dates such amounts are due until such amounts are paid or made available for payment.

The term “C$” or “CAD” means the lawful currency of Canada.

“Business Day” means any day, other than a Saturday or Sunday, which is not a day on which banking institutions in the City of New York, Toronto, Ontario, Canada, or Vancouver, British Columbia, Canada are authorized or required by law or executive order to close.

2.             Paying Agent, Registrar, and Transfer Agent.

Initially, Computershare Trust Company of Canada will act as Paying Agent, Registrar, and Transfer Agent. The Issuer may change any Paying Agent, Registrar, or Transfer Agent without notice to the Holders. Payment of the principal, premium, if any, and interest on the Notes of this series will be made at the office or agency maintained for that purpose in Canada (initially the corporate trust office of the Paying Agent).

3.             Indenture; Defined Terms.

This Note is one of the 4.000% Notes due 2033 (the “Notes”) issued under the Indenture dated as of November 29, 2012 (the “Base Indenture”) by and between the Issuer and Wells Fargo Bank, National Association, as trustee (the “Prior Trustee”), as amended and supplemented by the Supplemental Indenture No. 1 dated as of April 13, 2022 by and between the Issuer, the Prior Trustee, as prior trustee, and Computershare Trust Company, National Association, as successor trustee (the “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), and the Officers’ Certificate dated as of June 12, 2026 establishing the terms of the Notes pursuant to Section 2.2 of the Base Indenture (the “Officers’ Certificate”). This Note is a “Security” and the Notes are “Securities” under the Indenture.

For purposes of this Note, unless otherwise defined herein, capitalized terms herein are used as defined in the Indenture. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (15 U.S.C. §§77aaa-77bbbb) (the “TIA”), as in effect on the date on which the Indenture was qualified under the TIA. Notwithstanding anything to the contrary herein, the Notes are subject to all such terms, and Holders of Notes are referred to the Indenture and the TIA for a statement of them. To the extent the terms of the Indenture and this Note are inconsistent, the terms of the Indenture shall govern.

4.             Denominations; Transfer; Exchange.

The Notes are in registered form, without coupons, in denominations of C$2,000 and multiples of C$1,000 in excess thereof. Where the Notes are presented to the Registrar or a co-registrar with a request to register a transfer or to exchange them for an equal principal amount of Notes, the Registrar shall register the transfer or make the exchange if the requirements for such transactions set forth in the Indenture are met. The Issuer may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith as permitted by the Indenture. Neither the Issuer nor the Registrar shall be required (a) to issue, register the transfer of, or exchange the Notes for the period beginning at the opening of business fifteen days immediately preceding the delivery of a notice of redemption of the Notes selected for redemption and ending at the close of business on the day of such delivery, or (b) to register the transfer of or exchange the Notes selected, called or being called for redemption as a whole or the portion being redeemed of any such Notes selected, called or being called for redemption in part.

5.             Amendment; Modification; Waiver.

The Indenture and the Notes may be amended or supplemented, and waivers may be obtained in accordance with the terms of the Indenture.

The Holders of a majority in principal amount of the Notes may waive any existing or past Default or Event of Default with respect to the Notes. Those Holders may not, however, waive any Default or Event of Default in any payment on the Notes.

Any amendment, supplement or waiver to the Notes made with the consent of Holders of the Notes, shall be made with respect to the Notes only, and not any other series of Securities.

6.             Optional Redemption.

The Issuer may redeem the Notes, in whole at any time or in part from time to time, prior to April 12, 2033 (the “Par Call Date”) (the date of such redemption, the “Make-Whole Redemption Date”) at its option (in C$1,000 increments, provided that any remaining principal amount thereof shall be at least the minimum authorized denomination thereof), at a redemption price equal to the greater of: (i) 100% of the principal amount of the Notes to be redeemed, and (ii) the Canada Yield Price, plus, in either case, accrued and unpaid interest thereon, if any, to, but not including, the Make-Whole Redemption Date.

On or after the Par Call Date, the Issuer may redeem the Notes, in whole at any time or in part from time to time (in C$1,000 increments, provided that any remaining principal amount thereof shall be at least the minimum authorized denomination thereof), at a redemption price equal to 100% of the principal amount of the Notes being redeemed plus accrued and unpaid interest thereon to, but not including, the redemption date (such date, and any Make-Whole Redemption Date, a “Redemption Date”).

The Issuer shall be responsible for calculating the applicable redemption price.

If money sufficient to pay the redemption price of and accrued interest on the Notes (or portions thereof) to be redeemed on the Redemption Date is deposited with the Trustee or the Paying Agent on or before 11:00 a.m. New York City time on the Redemption Date and certain other conditions are satisfied, then on and after the Redemption Date, interest will cease to accrue on such Notes (or such portion thereof) called for redemption and such Notes will cease to be outstanding. If any Redemption Date is not a Business Day, the Issuer will pay the redemption price on the next Business Day without any additional interest or other payment due to the delay.

“Canada Yield Price” means, in respect of any Notes being redeemed, the price, in respect of the principal amount of such Notes, calculated by us as of the third business day prior to the Redemption Date of such Notes, equal to the sum of the present values of the Remaining Scheduled Payments using a discount rate equal to the Government of Canada Yield on such business day plus 16 basis points.

“Government of Canada Yield” means, on any date, the bid-side yield to maturity on such date as determined by the arithmetic average (rounded to three decimal places) of the yields quoted at 10:00 a.m. (Toronto time) by any two investment dealers in Canada selected by the Issuer, assuming semi-annual compounding and calculated in accordance with generally accepted financial practice, which a non-callable Government of Canada bond would carry if issued in CAD in Canada at 100% of its principal amount on such date with a term to maturity that most closely approximates the remaining term to the Par Call Date.

“Remaining Scheduled Payments” means, with respect to each Note to be redeemed, the remaining scheduled payments of principal of and interest on each Note that would be due after the related Redemption Date if the Note were redeemed on the Par Call Date. If the Redemption Date is not an interest payment date with respect to a Note, the amount of the next succeeding scheduled interest payment on each Note will be reduced by the amount of interest accrued on such Note to, but excluding, the Redemption Date.

The Issuer’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error.

Notice of any redemption shall be mailed or electronically delivered (or otherwise transmitted in accordance with the Depositary’s procedures) at least 10 days but not more than 60 days before the Redemption Date to each holder of Notes to be redeemed.

In the case of a partial redemption, a selection of the Notes for redemption shall be made pro rata, by lot or by such other method as the Paying Agent in its sole discretion deems appropriate and fair. No Notes of a principal amount of C$1,000 or less shall be redeemed in part. If any Note is to be redeemed in part only, the notice of redemption that relates to the Note shall state the portion of the principal amount of the Note to be redeemed. A new Note in a principal amount equal to the unredeemed portion of the Note shall be issued in the name of the holder of the Note upon surrender for cancellation of the original note. For so long as the Notes are held by CDS Clearing and Depository Services Inc. (or another depositary), the redemption of the Notes shall be done in accordance with the policies and procedures of the Depositary.

Unless the Issuer defaults in payment of the redemption price, on and after the Redemption Date interest will cease to accrue on the Notes, or portions thereof, called for redemption.

Notice of any redemption of the Notes in connection with a transaction or an event may, at the Issuer’s discretion, be given prior to the completion or the occurrence thereof. Any redemption or notice may, at the Issuer’s discretion, be subject to one or more conditions precedent, including, but not limited to, completion or occurrence of a related transaction or event. At the Issuer’s discretion, the Redemption Date may be delayed until such time as any or all such conditions shall be satisfied, or such redemption may not occur and such notice may be rescinded in the event that any or all such conditions shall not have been satisfied by the Redemption Date, or by the Redemption Date as so delayed. The Issuer shall provide written notice to the Trustee and the Paying Agent prior to the close of business two Business Days prior to the Redemption Date if any such redemption has been rescinded or delayed, and upon receipt the Paying Agent shall provide such notice to each Holder of the Notes subject to such redemption notice in the same manner in which the notice of redemption was given.

7.	Payment of Additional Amounts.

Subject to the exceptions and limitations set forth below, the Issuer shall pay as additional interest on the Notes such additional amounts as are necessary in order that the net payment by the Issuer or a paying agent of the principal, premium, if any, and interest with respect to the Notes to a beneficial owner, after withholding or deduction for any present or future tax, assessment, or other governmental charge imposed by the United States or a taxing authority in the United States or any jurisdiction in which the Company (or any successor) is organized or resident for tax purposes (each, a “Tax Jurisdiction”) shall not be less than the amount provided in the Notes to be then due and payable; provided, however, that the foregoing obligation to pay additional amounts will not apply:

(i)	to any tax, assessment, or other governmental charge that is imposed by reason of the Holder (or the beneficial owner for whose benefit such Holder holds such Note) or a fiduciary, settlor, beneficiary, member, or shareholder of the Holder, or a person holding a power over an estate or trust administered by a fiduciary holder, being treated as:

a.	being or having been present in, or engaged in a trade or business in, the relevant Tax Jurisdiction, being treated as having been present in, or engaged in a trade or business in, the relevant Tax Jurisdiction, or having or having had a permanent establishment in the United States;

b.	having a current or former connection with the relevant Tax Jurisdiction (other than a connection arising solely as a result of the ownership of the Notes, the receipt of any payment in respect of the Notes, or the enforcement of any rights under the indenture), including being or having been a citizen or resident of the United States or treated as being or having been a resident thereof;

c.	being or having been a personal holding company, a passive foreign investment company, or a controlled foreign corporation for U.S. federal income tax purposes, a foreign tax exempt organization, or a corporation that has accumulated earnings to avoid United States federal income tax;

d.	being or having been a “10-percent shareholder”, as defined in section 871(h)(3) of the Code, or any successor provision, of us; or

e.	being or having been a bank receiving payments on an extension of credit made pursuant to a loan agreement entered into in the ordinary course of its trade or business, within the meaning of section 881(c)(3) of the Code or any successor provision;

(ii)	to any Holder that is not the sole beneficial owner of the Notes, or a portion of the Notes, or that is a fiduciary, partnership, or limited liability company, but only to the extent that a beneficiary or settlor with respect to the fiduciary, a beneficial owner, or member of the partnership or limited liability company would not have been entitled to the payment of an additional amount had the beneficiary, settlor, beneficial owner, or member received directly its beneficial or distributive share of the payment;

(iii)	to any tax, assessment, or other governmental charge that would not have been imposed but for the failure of the holder, beneficial owner, or any other person to comply with certification, identification, or information reporting requirements concerning the nationality, residence, identity, or connection with the United States of the holder or beneficial owner of the Notes, if compliance is required by statute, by regulation of the United States or any taxing authority therein or by an applicable income tax treaty to which the United States is a party as a precondition to exemption from such tax, assessment, or other governmental charge (including, for the avoidance of doubt, any backup withholding tax imposed pursuant to Section 3406 of the Code (or any amended or successor provision) (relating to backup withholding tax));

(iv)	to any tax, assessment, or other governmental charge that is imposed otherwise than by withholding by the Issuer or a paying agent from the payment;

(v)	to any estate, inheritance, gift, sales, excise, transfer, wealth, capital gains, or personal property tax or similar tax, assessment, or other governmental charge;

(vi)	to any tax, assessment or other governmental charge that would not have been imposed but for the presentation by the holder of any Note, where presentation is required, for payment on a date more than 10 days after the date on which payment became due and payable or the date on which payment thereof is duly provided for, whichever occurs later;

(vii)	to any tax, assessment, or other governmental charge required to be withheld or deducted that is imposed on a payment pursuant to Sections 1471 through 1474 of the Code (or any amended or successor version of such Sections that is substantively comparable and not materially more onerous to comply with), any U.S. Treasury regulations promulgated thereunder, or any other official interpretations thereof (collectively, “FATCA”), any agreement (including any intergovernmental agreement) entered into in connection therewith, or any law, regulation, or other official guidance enacted in any jurisdiction implementing FATCA or an intergovernmental agreement in respect of FATCA;

(viii)	to any tax, assessment, or other governmental charge that is imposed or withheld solely by reason of a change in law, regulation, or administrative or judicial interpretation that becomes effective more than 15 days after the payment becomes due or is duly provided for, whichever occurs later;

(ix)	to any tax, assessment, or other governmental charge imposed by reason of the failure of the beneficial owner to fulfill the statement requirements of Section 871(h) or Section 881(c) of the Code;

(x)	to any tax imposed pursuant to Section 871(h)(6) or 881(c)(6) of the Code (or any amended or successor provisions); or

(xi)	to any tax imposed as a result of any combination of items (i) through (x).

Except as specifically provided above, the Issuer shall not be required to pay additional amounts in respect of any tax, assessment, or other governmental charge. References in this Note to any payment on the Notes shall include the related payment of additional amounts, as applicable.

As used herein, the term “United States” means the United States of America, any state thereof, and the District of Columbia.

8.             Redemption for Tax Reasons

If, as a result of any change in, or amendment to, the laws (or any regulations or rulings promulgated under the laws) of the relevant Tax Jurisdiction or any change in, or amendments to, an official position regarding the application, interpretation, administration, or enforcement thereof (including by virtue of any action taken by a taxing authority, a holding, judgment, or order by a court of competent jurisdiction (whether or not such action was taken or brought with respect to the Issuer), or a change in published administrative practice) that is announced and/or becomes effective on or after June 8, 2026 (or, if the Tax Jurisdiction is not the United States, after the date such Tax Jurisdiction became a Tax Jurisdiction), based upon a written opinion of independent counsel selected by the Issuer, the Issuer shall become obligated to pay additional amounts pursuant to Section 7, then the Issuer may at any time at its option redeem, in whole, but not in part, the Notes on not less than 10 nor more than 90 days’ prior notice, at a redemption price equal to 100% of their principal amount, plus accrued and unpaid interest, if any (including, for the avoidance of doubt, any additional amounts), on the Notes to be redeemed to, but not including, the redemption date.

The Issuer will not give any such notice of redemption of Notes earlier than 90 days prior to the earliest date on which the Issuer would be obligated to pay additional amounts if a payment in respect of the Notes was then due, and the law giving rise to the obligation to pay additional amounts (whether the obligation to withhold is then effective or will become effective after the notice) must be in effect at the time such notice is given.

9.             Defaults and Remedies.

If an Event of Default occurs and is continuing (other than an Event of Default referred to in Section 6.1(e) or (f) of the Base Indenture), the Trustee or the Holders of at least 25% in principal amount of the Notes may require the Issuer to pay immediately the principal amount plus accrued and unpaid interest on such Securities. If an Event of Default referred to in Section 6.1(e) or (f) of the Base Indenture occurs, the principal amount plus accrued and unpaid interest on such Series of Securities will become immediately due and payable without any action on the part of the Trustee or any Holder.

The Indenture permits, subject to certain limitations therein provided, Holders of a majority in principal amount of the outstanding Notes to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Notes.

10.             Authentication.

This Note shall not be valid until the Trustee or an authenticating agent manually signs the certificate of authentication on this Note.

11.             Abbreviations and Defined Terms.

Customary abbreviations may be used in the name of a Holder of a Note or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

12.             CUSIP Numbers.

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Issuer has caused CUSIP numbers to be printed on the Notes as a convenience to the Holders of the Notes.  No representation is made as to the accuracy of such numbers as printed on the Notes and reliance may be placed only on the other identification numbers printed hereon.

13.             Governing Law.

The laws of the State of New York shall govern the Indenture and this Note without regard to conflicts of laws principles thereof.

ASSIGNMENT FORM

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:

PLEASE INSERT SOCIAL SECURITY NUMBER OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(Name and address of Assignee, including Zip code, must be printed or typewritten)

the within Note, and all rights thereunder, hereby irrevocably, constituting and appointing to transfer the said Note on the books of Amazon.com, Inc. with full power of substitution in the premises.

Dated:
Signature

Signature must be guaranteed	Signature

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the United States Securities Exchange Act of 1934, as amended.

SCHEDULE OF EXCHANGES OF NOTES

The following exchanges of a part of this Global Security for certificated Notes or a part of another Global Security have been made:

Date of Exchange	Amount of decrease in Principal Amount of this Global Security	Amount of increase in Principal Amount of this Global Security	Principal Amount of this Global Security following such decrease or increase	Signature of authorized officer of Trustee

Exhibit D

Form of 2036 Note

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITARY OR A NOMINEE OF THE DEPOSITARY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY, BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH A SUCCESSOR DEPOSITARY.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF CDS CLEARING AND DEPOSITORY SERVICES INC. (“CDS”) TO AMAZON.COM, INC. (THE “ISSUER”) OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IN RESPECT THEREOF IS REGISTERED IN THE NAME OF CDS & CO., OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF CDS (AND ANY PAYMENT IS MADE TO CDS & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF CDS), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CDS & CO., HAS A PROPERTY INTEREST IN THE SECURITIES REPRESENTED BY THIS CERTIFICATE HEREIN AND IT IS A VIOLATION OF ITS RIGHTS FOR ANOTHER PERSON TO HOLD, TRANSFER OR DEAL WITH THIS CERTIFICATE.

EXCEPT IN THE PROVINCE OF MANITOBA, UNLESS PERMITTED UNDER CANADIAN SECURITIES LEGISLATION, THE HOLDER OF THIS NOTE MUST NOT TRADE THE NOTE BEFORE THE DATE THAT IS 4 MONTHS AND A DAY AFTER THE LATER OF (I) JUNE 12, 2026, AND (II) THE DATE THE ISSUER BECAME A REPORTING ISSUER IN ANY PROVINCE OR TERRITORY OF CANADA.

IN THE PROVINCE OF MANITOBA, UNLESS OTHERWISE PERMITTED UNDER APPLICABLE CANADIAN SECURITIES LAWS OR WITH THE PRIOR WRITTEN CONSENT OF THE APPLICABLE REGULATOR, THE HOLDER OF THIS NOTE MUST NOT TRADE THE NOTE BEFORE THE DATE THAT IS TWELVE MONTHS AND A DAY AFTER THE DATE THE PURCHASER ACQUIRED THE NOTE.

AMAZON.COM, INC.
4.350% Notes due 2036

No.	CUSIP No. 023135DX1
ISIN No. CA023135DX18
C$

AMAZON.COM, INC., a Delaware corporation (the “Issuer”), for value received promises to pay to CDS & Co. or registered assigns the principal sum of                              on June 12, 2036 (the “Stated Maturity”).

Interest Payment Dates: June 12 and December 12 of each year (each, an “Interest Payment Date”), commencing on December 12, 2026.

Interest Record Dates: May 28 and November 27 (each, a “Regular Record Date”).

Reference is made to the further provisions of this Note contained herein (the “Note”), which will for all purposes have the same effect as if set forth at this place.

Signature Page Follows

IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed.

AMAZON.COM, INC.

By:
Name:
Title:

[Signature Page to Global Note]

CERTIFICATE OF AUTHENTICATION

This is one of the Notes of the series designated therein described in the within-mentioned Indenture.

Dated: June 12, 2026.

COMPUTERSHARE TRUST COMPANY OF CANADA,
as Registrar and Authentication Agent

By:
Authorized Signatory

[Signature Page to Global Note]

(REVERSE OF NOTE)

AMAZON.COM, INC.
4.350% Notes due 2036

1.             Interest.

Amazon.com, Inc. (the “Issuer”) promises to pay interest on the principal amount of this Note at the rate per annum described above. Cash interest on the Notes will accrue from the most recent date to which interest has been paid; or, if no interest has been paid, from June 12, 2026. Interest on this Note will be paid to but excluding the relevant Interest Payment Date or on such earlier date as the principal amount shall become due in accordance with the provisions hereof. The Issuer will pay interest semi-annually in arrears on each Interest Payment Date, beginning on December 12, 2026, to the persons in whose names the Notes are registered at the close of business on the preceding Regular Record Date.

For a full semi-annual interest period, interest on the Notes will be computed on the basis of a 360-day year consisting of twelve 30-day months. For an interest period that is not a full semi-annual interest period, interest on the Notes will be computed on the basis of a 365-day year and the actual number of days in such interest period (Actual/Actual Canadian Compound Method).

Solely for the purposes of disclosure under the Interest Act (Canada), the yearly rate of interest to which the rate used in such computation is equivalent during any particular period is the rate so used (x) multiplied by the actual number of days in the calendar year in which the period for which such interest or fee is payable (or compounded) ends, and (y) divided by the number of days based on which such rate is calculated.

If any Interest Payment Date is not a Business Day, the payment of the interest payable on that date will be made on the next day that is a Business Day, without any interest or other payment in respect of the delay, with the same force and effect as if made on the scheduled Interest Payment Date. If the Stated Maturity or other payment date with respect to the Notes is not a Business Day, the required payment of principal, premium, if any, or interest will be due on the next succeeding Business Day as if made on the date that such payment was due, and no additional interest will accrue on that payment for the period from and after that Stated Maturity or other payment date, as the case may be, to the date of that payment on the next succeeding Business Day.

All payments on the Notes shall be payable in CAD; provided that if CAD are unavailable to the Issuer due to the imposition of exchange controls or other circumstances beyond its control, then all payments in respect of the Notes shall be made in U.S. Dollars until CAD are again available to the Issuer.

The amount payable on any date in CAD shall be converted into U.S. Dollars at the rate mandated by the U.S. Federal Reserve Board as of the close of business on the second Business Day prior to the relevant payment date or, in the event the U.S. Federal Reserve Board has not mandated a rate of conversion, on the basis of the most recent U.S. Dollar/CAD exchange rate published in The Wall Street Journal on or prior to the second Business Day prior to the relevant payment date. Any payment in respect of the Notes of this series so made in U.S. Dollars shall not constitute an event of default under the Notes or the Indenture. Neither the Trustee nor the Paying Agent shall have any responsibility for any calculation or conversion in connection with the foregoing.

The Issuer shall pay interest on overdue principal from time to time on demand at the rate borne by the Notes and at the same rate on overdue installments of interest (without regard to any applicable grace periods) to the extent lawful from the dates such amounts are due until such amounts are paid or made available for payment.

The term “C$” or “CAD” means the lawful currency of Canada.

“Business Day” means any day, other than a Saturday or Sunday, which is not a day on which banking institutions in the City of New York, Toronto, Ontario, Canada, or Vancouver, British Columbia, Canada are authorized or required by law or executive order to close.

2.             Paying Agent, Registrar, and Transfer Agent.

Initially, Computershare Trust Company of Canada will act as Paying Agent, Registrar, and Transfer Agent. The Issuer may change any Paying Agent, Registrar, or Transfer Agent without notice to the Holders. Payment of the principal, premium, if any, and interest on the Notes of this series will be made at the office or agency maintained for that purpose in Canada (initially the corporate trust office of the Paying Agent).

3.             Indenture; Defined Terms.

This Note is one of the 4.350% Notes due 2036 (the “Notes”) issued under the Indenture dated as of November 29, 2012 (the “Base Indenture”) by and between the Issuer and Wells Fargo Bank, National Association, as trustee (the “Prior Trustee”), as amended and supplemented by the Supplemental Indenture No. 1 dated as of April 13, 2022 by and between the Issuer, the Prior Trustee, as prior trustee, and Computershare Trust Company, National Association, as successor trustee (the “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), and the Officers’ Certificate dated as of June 12, 2026 establishing the terms of the Notes pursuant to Section 2.2 of the Base Indenture (the “Officers’ Certificate”). This Note is a “Security” and the Notes are “Securities” under the Indenture.

For purposes of this Note, unless otherwise defined herein, capitalized terms herein are used as defined in the Indenture. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (15 U.S.C. §§77aaa-77bbbb) (the “TIA”), as in effect on the date on which the Indenture was qualified under the TIA. Notwithstanding anything to the contrary herein, the Notes are subject to all such terms, and Holders of Notes are referred to the Indenture and the TIA for a statement of them. To the extent the terms of the Indenture and this Note are inconsistent, the terms of the Indenture shall govern.

4.             Denominations; Transfer; Exchange.

The Notes are in registered form, without coupons, in denominations of C$2,000 and multiples of C$1,000 in excess thereof. Where the Notes are presented to the Registrar or a co-registrar with a request to register a transfer or to exchange them for an equal principal amount of Notes, the Registrar shall register the transfer or make the exchange if the requirements for such transactions set forth in the Indenture are met. The Issuer may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith as permitted by the Indenture. Neither the Issuer nor the Registrar shall be required (a) to issue, register the transfer of, or exchange the Notes for the period beginning at the opening of business fifteen days immediately preceding the delivery of a notice of redemption of the Notes selected for redemption and ending at the close of business on the day of such delivery, or (b) to register the transfer of or exchange the Notes selected, called or being called for redemption as a whole or the portion being redeemed of any such Notes selected, called or being called for redemption in part.

5.             Amendment; Modification; Waiver.

The Indenture and the Notes may be amended or supplemented, and waivers may be obtained in accordance with the terms of the Indenture.

The Holders of a majority in principal amount of the Notes may waive any existing or past Default or Event of Default with respect to the Notes. Those Holders may not, however, waive any Default or Event of Default in any payment on the Notes.

Any amendment, supplement or waiver to the Notes made with the consent of Holders of the Notes, shall be made with respect to the Notes only, and not any other series of Securities.

6.             Optional Redemption.

The Issuer may redeem the Notes, in whole at any time or in part from time to time, prior to March 12, 2036 (the “Par Call Date”) (the date of such redemption, the “Make-Whole Redemption Date”) at its option (in C$1,000 increments, provided that any remaining principal amount thereof shall be at least the minimum authorized denomination thereof), at a redemption price equal to the greater of: (i) 100% of the principal amount of the Notes to be redeemed, and (ii) the Canada Yield Price, plus, in either case, accrued and unpaid interest thereon, if any, to, but not including, the Make-Whole Redemption Date.

On or after the Par Call Date, the Issuer may redeem the Notes, in whole at any time or in part from time to time (in C$1,000 increments, provided that any remaining principal amount thereof shall be at least the minimum authorized denomination thereof), at a redemption price equal to 100% of the principal amount of the Notes being redeemed plus accrued and unpaid interest thereon to, but not including, the redemption date (such date, and any Make-Whole Redemption Date, a “Redemption Date”).

The Issuer shall be responsible for calculating the applicable redemption price.

If money sufficient to pay the redemption price of and accrued interest on the Notes (or portions thereof) to be redeemed on the Redemption Date is deposited with the Trustee or the Paying Agent on or before 11:00 a.m. New York City time on the Redemption Date and certain other conditions are satisfied, then on and after the Redemption Date, interest will cease to accrue on such Notes (or such portion thereof) called for redemption and such Notes will cease to be outstanding. If any Redemption Date is not a Business Day, the Issuer will pay the redemption price on the next Business Day without any additional interest or other payment due to the delay.

“Canada Yield Price” means, in respect of any Notes being redeemed, the price, in respect of the principal amount of such Notes, calculated by us as of the third business day prior to the Redemption Date of such Notes, equal to the sum of the present values of the Remaining Scheduled Payments using a discount rate equal to the Government of Canada Yield on such business day plus 20 basis points.

“Government of Canada Yield” means, on any date, the bid-side yield to maturity on such date as determined by the arithmetic average (rounded to three decimal places) of the yields quoted at 10:00 a.m. (Toronto time) by any two investment dealers in Canada selected by the Issuer, assuming semi-annual compounding and calculated in accordance with generally accepted financial practice, which a non-callable Government of Canada bond would carry if issued in CAD in Canada at 100% of its principal amount on such date with a term to maturity that most closely approximates the remaining term to the Par Call Date.

“Remaining Scheduled Payments” means, with respect to each Note to be redeemed, the remaining scheduled payments of principal of and interest on each Note that would be due after the related Redemption Date if the Note were redeemed on the Par Call Date. If the Redemption Date is not an interest payment date with respect to a Note, the amount of the next succeeding scheduled interest payment on each Note will be reduced by the amount of interest accrued on such Note to, but excluding, the Redemption Date.

The Issuer’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error.

Notice of any redemption shall be mailed or electronically delivered (or otherwise transmitted in accordance with the Depositary’s procedures) at least 10 days but not more than 60 days before the Redemption Date to each holder of Notes to be redeemed.

In the case of a partial redemption, a selection of the Notes for redemption shall be made pro rata, by lot or by such other method as the Paying Agent in its sole discretion deems appropriate and fair. No Notes of a principal amount of C$1,000 or less shall be redeemed in part. If any Note is to be redeemed in part only, the notice of redemption that relates to the Note shall state the portion of the principal amount of the Note to be redeemed. A new Note in a principal amount equal to the unredeemed portion of the Note shall be issued in the name of the holder of the Note upon surrender for cancellation of the original note. For so long as the Notes are held by CDS Clearing and Depository Services Inc. (or another depositary), the redemption of the Notes shall be done in accordance with the policies and procedures of the Depositary.

Unless the Issuer defaults in payment of the redemption price, on and after the Redemption Date interest will cease to accrue on the Notes, or portions thereof, called for redemption.

Notice of any redemption of the Notes in connection with a transaction or an event may, at the Issuer’s discretion, be given prior to the completion or the occurrence thereof. Any redemption or notice may, at the Issuer’s discretion, be subject to one or more conditions precedent, including, but not limited to, completion or occurrence of a related transaction or event. At the Issuer’s discretion, the Redemption Date may be delayed until such time as any or all such conditions shall be satisfied, or such redemption may not occur and such notice may be rescinded in the event that any or all such conditions shall not have been satisfied by the Redemption Date, or by the Redemption Date as so delayed. The Issuer shall provide written notice to the Trustee and the Paying Agent prior to the close of business two Business Days prior to the Redemption Date if any such redemption has been rescinded or delayed, and upon receipt the Paying Agent shall provide such notice to each Holder of the Notes subject to such redemption notice in the same manner in which the notice of redemption was given.

7.	Payment of Additional Amounts.

Subject to the exceptions and limitations set forth below, the Issuer shall pay as additional interest on the Notes such additional amounts as are necessary in order that the net payment by the Issuer or a paying agent of the principal, premium, if any, and interest with respect to the Notes to a beneficial owner, after withholding or deduction for any present or future tax, assessment, or other governmental charge imposed by the United States or a taxing authority in the United States or any jurisdiction in which the Company (or any successor) is organized or resident for tax purposes (each, a “Tax Jurisdiction”) shall not be less than the amount provided in the Notes to be then due and payable; provided, however, that the foregoing obligation to pay additional amounts will not apply:

(i)	to any tax, assessment, or other governmental charge that is imposed by reason of the Holder (or the beneficial owner for whose benefit such Holder holds such Note) or a fiduciary, settlor, beneficiary, member, or shareholder of the Holder, or a person holding a power over an estate or trust administered by a fiduciary holder, being treated as:

a.	being or having been present in, or engaged in a trade or business in, the relevant Tax Jurisdiction, being treated as having been present in, or engaged in a trade or business in, the relevant Tax Jurisdiction, or having or having had a permanent establishment in the United States;

b.	having a current or former connection with the relevant Tax Jurisdiction (other than a connection arising solely as a result of the ownership of the Notes, the receipt of any payment in respect of the Notes, or the enforcement of any rights under the indenture), including being or having been a citizen or resident of the United States or treated as being or having been a resident thereof;

c.	being or having been a personal holding company, a passive foreign investment company, or a controlled foreign corporation for U.S. federal income tax purposes, a foreign tax exempt organization, or a corporation that has accumulated earnings to avoid United States federal income tax;

d.	being or having been a “10-percent shareholder”, as defined in section 871(h)(3) of the Code, or any successor provision, of us; or

e.	being or having been a bank receiving payments on an extension of credit made pursuant to a loan agreement entered into in the ordinary course of its trade or business, within the meaning of section 881(c)(3) of the Code or any successor provision;

(ii)	to any Holder that is not the sole beneficial owner of the Notes, or a portion of the Notes, or that is a fiduciary, partnership, or limited liability company, but only to the extent that a beneficiary or settlor with respect to the fiduciary, a beneficial owner, or member of the partnership or limited liability company would not have been entitled to the payment of an additional amount had the beneficiary, settlor, beneficial owner, or member received directly its beneficial or distributive share of the payment;

(iii)	to any tax, assessment, or other governmental charge that would not have been imposed but for the failure of the holder, beneficial owner, or any other person to comply with certification, identification, or information reporting requirements concerning the nationality, residence, identity, or connection with the United States of the holder or beneficial owner of the Notes, if compliance is required by statute, by regulation of the United States or any taxing authority therein or by an applicable income tax treaty to which the United States is a party as a precondition to exemption from such tax, assessment, or other governmental charge (including, for the avoidance of doubt, any backup withholding tax imposed pursuant to Section 3406 of the Code (or any amended or successor provision) (relating to backup withholding tax));

(iv)	to any tax, assessment, or other governmental charge that is imposed otherwise than by withholding by the Issuer or a paying agent from the payment;

(v)	to any estate, inheritance, gift, sales, excise, transfer, wealth, capital gains, or personal property tax or similar tax, assessment, or other governmental charge;

(vi)	to any tax, assessment or other governmental charge that would not have been imposed but for the presentation by the holder of any Note, where presentation is required, for payment on a date more than 10 days after the date on which payment became due and payable or the date on which payment thereof is duly provided for, whichever occurs later;

(vii)	to any tax, assessment, or other governmental charge required to be withheld or deducted that is imposed on a payment pursuant to Sections 1471 through 1474 of the Code (or any amended or successor version of such Sections that is substantively comparable and not materially more onerous to comply with), any U.S. Treasury regulations promulgated thereunder, or any other official interpretations thereof (collectively, “FATCA”), any agreement (including any intergovernmental agreement) entered into in connection therewith, or any law, regulation, or other official guidance enacted in any jurisdiction implementing FATCA or an intergovernmental agreement in respect of FATCA;

(viii)	to any tax, assessment, or other governmental charge that is imposed or withheld solely by reason of a change in law, regulation, or administrative or judicial interpretation that becomes effective more than 15 days after the payment becomes due or is duly provided for, whichever occurs later;

(ix)	to any tax, assessment, or other governmental charge imposed by reason of the failure of the beneficial owner to fulfill the statement requirements of Section 871(h) or Section 881(c) of the Code;

(x)	to any tax imposed pursuant to Section 871(h)(6) or 881(c)(6) of the Code (or any amended or successor provisions); or

(xi)	to any tax imposed as a result of any combination of items (i) through (x).

Except as specifically provided above, the Issuer shall not be required to pay additional amounts in respect of any tax, assessment, or other governmental charge. References in this Note to any payment on the Notes shall include the related payment of additional amounts, as applicable.

As used herein, the term “United States” means the United States of America, any state thereof, and the District of Columbia.

8.             Redemption for Tax Reasons

If, as a result of any change in, or amendment to, the laws (or any regulations or rulings promulgated under the laws) of the relevant Tax Jurisdiction or any change in, or amendments to, an official position regarding the application, interpretation, administration, or enforcement thereof (including by virtue of any action taken by a taxing authority, a holding, judgment, or order by a court of competent jurisdiction (whether or not such action was taken or brought with respect to the Issuer), or a change in published administrative practice) that is announced and/or becomes effective on or after June 8, 2026 (or, if the Tax Jurisdiction is not the United States, after the date such Tax Jurisdiction became a Tax Jurisdiction), based upon a written opinion of independent counsel selected by the Issuer, the Issuer shall become obligated to pay additional amounts pursuant to Section 7, then the Issuer may at any time at its option redeem, in whole, but not in part, the Notes on not less than 10 nor more than 90 days’ prior notice, at a redemption price equal to 100% of their principal amount, plus accrued and unpaid interest, if any (including, for the avoidance of doubt, any additional amounts), on the Notes to be redeemed to, but not including, the redemption date.

The Issuer will not give any such notice of redemption of Notes earlier than 90 days prior to the earliest date on which the Issuer would be obligated to pay additional amounts if a payment in respect of the Notes was then due, and the law giving rise to the obligation to pay additional amounts (whether the obligation to withhold is then effective or will become effective after the notice) must be in effect at the time such notice is given.

9.             Defaults and Remedies.

If an Event of Default occurs and is continuing (other than an Event of Default referred to in Section 6.1(e) or (f) of the Base Indenture), the Trustee or the Holders of at least 25% in principal amount of the Notes may require the Issuer to pay immediately the principal amount plus accrued and unpaid interest on such Securities. If an Event of Default referred to in Section 6.1(e) or (f) of the Base Indenture occurs, the principal amount plus accrued and unpaid interest on such Series of Securities will become immediately due and payable without any action on the part of the Trustee or any Holder.

The Indenture permits, subject to certain limitations therein provided, Holders of a majority in principal amount of the outstanding Notes to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Notes.

10.            Authentication.

This Note shall not be valid until the Trustee or an authenticating agent manually signs the certificate of authentication on this Note.

11.            Abbreviations and Defined Terms.

Customary abbreviations may be used in the name of a Holder of a Note or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

12.            CUSIP Numbers.

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Issuer has caused CUSIP numbers to be printed on the Notes as a convenience to the Holders of the Notes.  No representation is made as to the accuracy of such numbers as printed on the Notes and reliance may be placed only on the other identification numbers printed hereon.

13.             Governing Law.

The laws of the State of New York shall govern the Indenture and this Note without regard to conflicts of laws principles thereof.

ASSIGNMENT FORM

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:

PLEASE INSERT SOCIAL SECURITY NUMBER OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(Name and address of Assignee, including Zip code, must be printed or typewritten)

the within Note, and all rights thereunder, hereby irrevocably, constituting and appointing to transfer the said Note on the books of Amazon.com, Inc. with full power of substitution in the premises.

Dated:
Signature

Signature must be guaranteed	Signature

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the United States Securities Exchange Act of 1934, as amended.

SCHEDULE OF EXCHANGES OF NOTES

The following exchanges of a part of this Global Security for certificated Notes or a part of another Global Security have been made:

Date of Exchange	Amount of decrease in Principal Amount of this Global Security	Amount of increase in Principal Amount of this Global Security	Principal Amount of this Global Security following such decrease or increase	Signature of authorized officer of Trustee

Exhibit E

Form of 2056 Note

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITARY OR A NOMINEE OF THE DEPOSITARY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY, BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH A SUCCESSOR DEPOSITARY.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF CDS CLEARING AND DEPOSITORY SERVICES INC. (“CDS”) TO AMAZON.COM, INC. (THE “ISSUER”) OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IN RESPECT THEREOF IS REGISTERED IN THE NAME OF CDS & CO., OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF CDS (AND ANY PAYMENT IS MADE TO CDS & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF CDS), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CDS & CO., HAS A PROPERTY INTEREST IN THE SECURITIES REPRESENTED BY THIS CERTIFICATE HEREIN AND IT IS A VIOLATION OF ITS RIGHTS FOR ANOTHER PERSON TO HOLD, TRANSFER OR DEAL WITH THIS CERTIFICATE.

EXCEPT IN THE PROVINCE OF MANITOBA, UNLESS PERMITTED UNDER CANADIAN SECURITIES LEGISLATION, THE HOLDER OF THIS NOTE MUST NOT TRADE THE NOTE BEFORE THE DATE THAT IS 4 MONTHS AND A DAY AFTER THE LATER OF (I) JUNE 12, 2026, AND (II) THE DATE THE ISSUER BECAME A REPORTING ISSUER IN ANY PROVINCE OR TERRITORY OF CANADA.

IN THE PROVINCE OF MANITOBA, UNLESS OTHERWISE PERMITTED UNDER APPLICABLE CANADIAN SECURITIES LAWS OR WITH THE PRIOR WRITTEN CONSENT OF THE APPLICABLE REGULATOR, THE HOLDER OF THIS NOTE MUST NOT TRADE THE NOTE BEFORE THE DATE THAT IS TWELVE MONTHS AND A DAY AFTER THE DATE THE PURCHASER ACQUIRED THE NOTE.

AMAZON.COM, INC.
5.000% Notes due 2056

No.	CUSIP No. 023135DY9
ISIN No. CA023135DY90
C$

AMAZON.COM, INC., a Delaware corporation (the “Issuer”), for value received promises to pay to CDS & Co. or registered assigns the principal sum of                              on June 12, 2056 (the “Stated Maturity”).

Interest Payment Dates: June 12 and December 12 of each year (each, an “Interest Payment Date”), commencing on December 12, 2026.

Interest Record Dates: May 28 and November 27 (each, a “Regular Record Date”).

Reference is made to the further provisions of this Note contained herein (the “Note”), which will for all purposes have the same effect as if set forth at this place.

Signature Page Follows

IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed.

AMAZON.COM, INC.

By:
Name:
Title:

[Signature Page to Global Note]

CERTIFICATE OF AUTHENTICATION

This is one of the Notes of the series designated therein described in the within-mentioned Indenture.

Dated: June 12, 2026.

COMPUTERSHARE TRUST COMPANY OF CANADA,
as Registrar and Authentication Agent

By:
Authorized Signatory

[Signature Page to Global Note]

(REVERSE OF NOTE)

AMAZON.COM, INC.
5.000% Notes due 2056

1.             Interest.

Amazon.com, Inc. (the “Issuer”) promises to pay interest on the principal amount of this Note at the rate per annum described above. Cash interest on the Notes will accrue from the most recent date to which interest has been paid; or, if no interest has been paid, from June 12, 2026. Interest on this Note will be paid to but excluding the relevant Interest Payment Date or on such earlier date as the principal amount shall become due in accordance with the provisions hereof. The Issuer will pay interest semi-annually in arrears on each Interest Payment Date, beginning on December 12, 2026, to the persons in whose names the Notes are registered at the close of business on the preceding Regular Record Date.

For a full semi-annual interest period, interest on the Notes will be computed on the basis of a 360-day year consisting of twelve 30-day months. For an interest period that is not a full semi-annual interest period, interest on the Notes will be computed on the basis of a 365-day year and the actual number of days in such interest period (Actual/Actual Canadian Compound Method).

Solely for the purposes of disclosure under the Interest Act (Canada), the yearly rate of interest to which the rate used in such computation is equivalent during any particular period is the rate so used (x) multiplied by the actual number of days in the calendar year in which the period for which such interest or fee is payable (or compounded) ends, and (y) divided by the number of days based on which such rate is calculated.

If any Interest Payment Date is not a Business Day, the payment of the interest payable on that date will be made on the next day that is a Business Day, without any interest or other payment in respect of the delay, with the same force and effect as if made on the scheduled Interest Payment Date. If the Stated Maturity or other payment date with respect to the Notes is not a Business Day, the required payment of principal, premium, if any, or interest will be due on the next succeeding Business Day as if made on the date that such payment was due, and no additional interest will accrue on that payment for the period from and after that Stated Maturity or other payment date, as the case may be, to the date of that payment on the next succeeding Business Day.

All payments on the Notes shall be payable in CAD; provided that if CAD are unavailable to the Issuer due to the imposition of exchange controls or other circumstances beyond its control, then all payments in respect of the Notes shall be made in U.S. Dollars until CAD are again available to the Issuer.

The amount payable on any date in CAD shall be converted into U.S. Dollars at the rate mandated by the U.S. Federal Reserve Board as of the close of business on the second Business Day prior to the relevant payment date or, in the event the U.S. Federal Reserve Board has not mandated a rate of conversion, on the basis of the most recent U.S. Dollar/CAD exchange rate published in The Wall Street Journal on or prior to the second Business Day prior to the relevant payment date. Any payment in respect of the Notes of this series so made in U.S. Dollars shall not constitute an event of default under the Notes or the Indenture. Neither the Trustee nor the Paying Agent shall have any responsibility for any calculation or conversion in connection with the foregoing.

The Issuer shall pay interest on overdue principal from time to time on demand at the rate borne by the Notes and at the same rate on overdue installments of interest (without regard to any applicable grace periods) to the extent lawful from the dates such amounts are due until such amounts are paid or made available for payment.

The term “C$” or “CAD” means the lawful currency of Canada.

“Business Day” means any day, other than a Saturday or Sunday, which is not a day on which banking institutions in the City of New York, Toronto, Ontario, Canada, or Vancouver, British Columbia, Canada are authorized or required by law or executive order to close.

2.             Paying Agent, Registrar, and Transfer Agent.

Initially, Computershare Trust Company of Canada will act as Paying Agent, Registrar, and Transfer Agent. The Issuer may change any Paying Agent, Registrar, or Transfer Agent without notice to the Holders. Payment of the principal, premium, if any, and interest on the Notes of this series will be made at the office or agency maintained for that purpose in Canada (initially the corporate trust office of the Paying Agent).

3.             Indenture; Defined Terms.

This Note is one of the 5.000% Notes due 2056 (the “Notes”) issued under the Indenture dated as of November 29, 2012 (the “Base Indenture”) by and between the Issuer and Wells Fargo Bank, National Association, as trustee (the “Prior Trustee”), as amended and supplemented by the Supplemental Indenture No. 1 dated as of April 13, 2022 by and between the Issuer, the Prior Trustee, as prior trustee, and Computershare Trust Company, National Association, as successor trustee (the “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), and the Officers’ Certificate dated as of June 12, 2026 establishing the terms of the Notes pursuant to Section 2.2 of the Base Indenture (the “Officers’ Certificate”). This Note is a “Security” and the Notes are “Securities” under the Indenture.

For purposes of this Note, unless otherwise defined herein, capitalized terms herein are used as defined in the Indenture. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (15 U.S.C. §§77aaa-77bbbb) (the “TIA”), as in effect on the date on which the Indenture was qualified under the TIA. Notwithstanding anything to the contrary herein, the Notes are subject to all such terms, and Holders of Notes are referred to the Indenture and the TIA for a statement of them. To the extent the terms of the Indenture and this Note are inconsistent, the terms of the Indenture shall govern.

4.             Denominations; Transfer; Exchange.

The Notes are in registered form, without coupons, in denominations of C$2,000 and multiples of C$1,000 in excess thereof. Where the Notes are presented to the Registrar or a co-registrar with a request to register a transfer or to exchange them for an equal principal amount of Notes, the Registrar shall register the transfer or make the exchange if the requirements for such transactions set forth in the Indenture are met. The Issuer may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith as permitted by the Indenture. Neither the Issuer nor the Registrar shall be required (a) to issue, register the transfer of, or exchange the Notes for the period beginning at the opening of business fifteen days immediately preceding the delivery of a notice of redemption of the Notes selected for redemption and ending at the close of business on the day of such delivery, or (b) to register the transfer of or exchange the Notes selected, called or being called for redemption as a whole or the portion being redeemed of any such Notes selected, called or being called for redemption in part.

5.             Amendment; Modification; Waiver.

The Indenture and the Notes may be amended or supplemented, and waivers may be obtained in accordance with the terms of the Indenture.

The Holders of a majority in principal amount of the Notes may waive any existing or past Default or Event of Default with respect to the Notes. Those Holders may not, however, waive any Default or Event of Default in any payment on the Notes.

Any amendment, supplement or waiver to the Notes made with the consent of Holders of the Notes, shall be made with respect to the Notes only, and not any other series of Securities.

6.             Optional Redemption.

The Issuer may redeem the Notes, in whole at any time or in part from time to time, prior to December 12, 2055 (the “Par Call Date”) (the date of such redemption, the “Make-Whole Redemption Date”) at its option (in C$1,000 increments, provided that any remaining principal amount thereof shall be at least the minimum authorized denomination thereof), at a redemption price equal to the greater of: (i) 100% of the principal amount of the Notes to be redeemed, and (ii) the Canada Yield Price, plus, in either case, accrued and unpaid interest thereon, if any, to, but not including, the Make-Whole Redemption Date.

On or after the Par Call Date, the Issuer may redeem the Notes, in whole at any time or in part from time to time (in C$1,000 increments, provided that any remaining principal amount thereof shall be at least the minimum authorized denomination thereof), at a redemption price equal to 100% of the principal amount of the Notes being redeemed plus accrued and unpaid interest thereon to, but not including, the redemption date (such date, and any Make-Whole Redemption Date, a “Redemption Date”).

The Issuer shall be responsible for calculating the applicable redemption price.

If money sufficient to pay the redemption price of and accrued interest on the Notes (or portions thereof) to be redeemed on the Redemption Date is deposited with the Trustee or the Paying Agent on or before 11:00 a.m. New York City time on the Redemption Date and certain other conditions are satisfied, then on and after the Redemption Date, interest will cease to accrue on such Notes (or such portion thereof) called for redemption and such Notes will cease to be outstanding. If any Redemption Date is not a Business Day, the Issuer will pay the redemption price on the next Business Day without any additional interest or other payment due to the delay.

“Canada Yield Price” means, in respect of any Notes being redeemed, the price, in respect of the principal amount of such Notes, calculated by us as of the third business day prior to the Redemption Date of such Notes, equal to the sum of the present values of the Remaining Scheduled Payments using a discount rate equal to the Government of Canada Yield on such business day plus 27.5 basis points.

“Government of Canada Yield” means, on any date, the bid-side yield to maturity on such date as determined by the arithmetic average (rounded to three decimal places) of the yields quoted at 10:00 a.m. (Toronto time) by any two investment dealers in Canada selected by the Issuer, assuming semi-annual compounding and calculated in accordance with generally accepted financial practice, which a non-callable Government of Canada bond would carry if issued in CAD in Canada at 100% of its principal amount on such date with a term to maturity that most closely approximates the remaining term to the Par Call Date.

“Remaining Scheduled Payments” means, with respect to each Note to be redeemed, the remaining scheduled payments of principal of and interest on each Note that would be due after the related Redemption Date if the Note were redeemed on the Par Call Date. If the Redemption Date is not an interest payment date with respect to a Note, the amount of the next succeeding scheduled interest payment on each Note will be reduced by the amount of interest accrued on such Note to, but excluding, the Redemption Date.

The Issuer’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error.

Notice of any redemption shall be mailed or electronically delivered (or otherwise transmitted in accordance with the Depositary’s procedures) at least 10 days but not more than 60 days before the Redemption Date to each holder of Notes to be redeemed.

In the case of a partial redemption, a selection of the Notes for redemption shall be made pro rata, by lot or by such other method as the Paying Agent in its sole discretion deems appropriate and fair. No Notes of a principal amount of C$1,000 or less shall be redeemed in part. If any Note is to be redeemed in part only, the notice of redemption that relates to the Note shall state the portion of the principal amount of the Note to be redeemed. A new Note in a principal amount equal to the unredeemed portion of the Note shall be issued in the name of the holder of the Note upon surrender for cancellation of the original note. For so long as the Notes are held by CDS Clearing and Depository Services Inc. (or another depositary), the redemption of the Notes shall be done in accordance with the policies and procedures of the Depositary.

Unless the Issuer defaults in payment of the redemption price, on and after the Redemption Date interest will cease to accrue on the Notes, or portions thereof, called for redemption.

Notice of any redemption of the Notes in connection with a transaction or an event may, at the Issuer’s discretion, be given prior to the completion or the occurrence thereof. Any redemption or notice may, at the Issuer’s discretion, be subject to one or more conditions precedent, including, but not limited to, completion or occurrence of a related transaction or event. At the Issuer’s discretion, the Redemption Date may be delayed until such time as any or all such conditions shall be satisfied, or such redemption may not occur and such notice may be rescinded in the event that any or all such conditions shall not have been satisfied by the Redemption Date, or by the Redemption Date as so delayed. The Issuer shall provide written notice to the Trustee and the Paying Agent prior to the close of business two Business Days prior to the Redemption Date if any such redemption has been rescinded or delayed, and upon receipt the Paying Agent shall provide such notice to each Holder of the Notes subject to such redemption notice in the same manner in which the notice of redemption was given.

7.	Payment of Additional Amounts.

Subject to the exceptions and limitations set forth below, the Issuer shall pay as additional interest on the Notes such additional amounts as are necessary in order that the net payment by the Issuer or a paying agent of the principal, premium, if any, and interest with respect to the Notes to a beneficial owner, after withholding or deduction for any present or future tax, assessment, or other governmental charge imposed by the United States or a taxing authority in the United States or any jurisdiction in which the Company (or any successor) is organized or resident for tax purposes (each, a “Tax Jurisdiction”) shall not be less than the amount provided in the Notes to be then due and payable; provided, however, that the foregoing obligation to pay additional amounts will not apply:

(i)	to any tax, assessment, or other governmental charge that is imposed by reason of the Holder (or the beneficial owner for whose benefit such Holder holds such Note) or a fiduciary, settlor, beneficiary, member, or shareholder of the Holder, or a person holding a power over an estate or trust administered by a fiduciary holder, being treated as:

a.	being or having been present in, or engaged in a trade or business in, the relevant Tax Jurisdiction, being treated as having been present in, or engaged in a trade or business in, the relevant Tax Jurisdiction, or having or having had a permanent establishment in the United States;

b.	having a current or former connection with the relevant Tax Jurisdiction (other than a connection arising solely as a result of the ownership of the Notes, the receipt of any payment in respect of the Notes, or the enforcement of any rights under the indenture), including being or having been a citizen or resident of the United States or treated as being or having been a resident thereof;

c.	being or having been a personal holding company, a passive foreign investment company, or a controlled foreign corporation for U.S. federal income tax purposes, a foreign tax exempt organization, or a corporation that has accumulated earnings to avoid United States federal income tax;

d.	being or having been a “10-percent shareholder”, as defined in section 871(h)(3) of the Code, or any successor provision, of us; or

e.	being or having been a bank receiving payments on an extension of credit made pursuant to a loan agreement entered into in the ordinary course of its trade or business, within the meaning of section 881(c)(3) of the Code or any successor provision;

(ii)	to any Holder that is not the sole beneficial owner of the Notes, or a portion of the Notes, or that is a fiduciary, partnership, or limited liability company, but only to the extent that a beneficiary or settlor with respect to the fiduciary, a beneficial owner, or member of the partnership or limited liability company would not have been entitled to the payment of an additional amount had the beneficiary, settlor, beneficial owner, or member received directly its beneficial or distributive share of the payment;

(iii)	to any tax, assessment, or other governmental charge that would not have been imposed but for the failure of the holder, beneficial owner, or any other person to comply with certification, identification, or information reporting requirements concerning the nationality, residence, identity, or connection with the United States of the holder or beneficial owner of the Notes, if compliance is required by statute, by regulation of the United States or any taxing authority therein or by an applicable income tax treaty to which the United States is a party as a precondition to exemption from such tax, assessment, or other governmental charge (including, for the avoidance of doubt, any backup withholding tax imposed pursuant to Section 3406 of the Code (or any amended or successor provision) (relating to backup withholding tax));

(iv)	to any tax, assessment, or other governmental charge that is imposed otherwise than by withholding by the Issuer or a paying agent from the payment;

(v)	to any estate, inheritance, gift, sales, excise, transfer, wealth, capital gains, or personal property tax or similar tax, assessment, or other governmental charge;

(vi)	to any tax, assessment or other governmental charge that would not have been imposed but for the presentation by the holder of any Note, where presentation is required, for payment on a date more than 10 days after the date on which payment became due and payable or the date on which payment thereof is duly provided for, whichever occurs later;

(vii)	to any tax, assessment, or other governmental charge required to be withheld or deducted that is imposed on a payment pursuant to Sections 1471 through 1474 of the Code (or any amended or successor version of such Sections that is substantively comparable and not materially more onerous to comply with), any U.S. Treasury regulations promulgated thereunder, or any other official interpretations thereof (collectively, “FATCA”), any agreement (including any intergovernmental agreement) entered into in connection therewith, or any law, regulation, or other official guidance enacted in any jurisdiction implementing FATCA or an intergovernmental agreement in respect of FATCA;

(viii)	to any tax, assessment, or other governmental charge that is imposed or withheld solely by reason of a change in law, regulation, or administrative or judicial interpretation that becomes effective more than 15 days after the payment becomes due or is duly provided for, whichever occurs later;

(ix)	to any tax, assessment, or other governmental charge imposed by reason of the failure of the beneficial owner to fulfill the statement requirements of Section 871(h) or Section 881(c) of the Code;

(x)	to any tax imposed pursuant to Section 871(h)(6) or 881(c)(6) of the Code (or any amended or successor provisions); or

(xi)	to any tax imposed as a result of any combination of items (i) through (x).

Except as specifically provided above, the Issuer shall not be required to pay additional amounts in respect of any tax, assessment, or other governmental charge. References in this Note to any payment on the Notes shall include the related payment of additional amounts, as applicable.

As used herein, the term “United States” means the United States of America, any state thereof, and the District of Columbia.

8.             Redemption for Tax Reasons

If, as a result of any change in, or amendment to, the laws (or any regulations or rulings promulgated under the laws) of the relevant Tax Jurisdiction or any change in, or amendments to, an official position regarding the application, interpretation, administration, or enforcement thereof (including by virtue of any action taken by a taxing authority, a holding, judgment, or order by a court of competent jurisdiction (whether or not such action was taken or brought with respect to the Issuer), or a change in published administrative practice) that is announced and/or becomes effective on or after June 8, 2026 (or, if the Tax Jurisdiction is not the United States, after the date such Tax Jurisdiction became a Tax Jurisdiction), based upon a written opinion of independent counsel selected by the Issuer, the Issuer shall become obligated to pay additional amounts pursuant to Section 7, then the Issuer may at any time at its option redeem, in whole, but not in part, the Notes on not less than 10 nor more than 90 days’ prior notice, at a redemption price equal to 100% of their principal amount, plus accrued and unpaid interest, if any (including, for the avoidance of doubt, any additional amounts), on the Notes to be redeemed to, but not including, the redemption date.

The Issuer will not give any such notice of redemption of Notes earlier than 90 days prior to the earliest date on which the Issuer would be obligated to pay additional amounts if a payment in respect of the Notes was then due, and the law giving rise to the obligation to pay additional amounts (whether the obligation to withhold is then effective or will become effective after the notice) must be in effect at the time such notice is given.

9.             Defaults and Remedies.

If an Event of Default occurs and is continuing (other than an Event of Default referred to in Section 6.1(e) or (f) of the Base Indenture), the Trustee or the Holders of at least 25% in principal amount of the Notes may require the Issuer to pay immediately the principal amount plus accrued and unpaid interest on such Securities. If an Event of Default referred to in Section 6.1(e) or (f) of the Base Indenture occurs, the principal amount plus accrued and unpaid interest on such Series of Securities will become immediately due and payable without any action on the part of the Trustee or any Holder.

The Indenture permits, subject to certain limitations therein provided, Holders of a majority in principal amount of the outstanding Notes to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Notes.

10.             Authentication.

This Note shall not be valid until the Trustee or an authenticating agent manually signs the certificate of authentication on this Note.

11.             Abbreviations and Defined Terms.

Customary abbreviations may be used in the name of a Holder of a Note or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

12.            CUSIP Numbers.

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Issuer has caused CUSIP numbers to be printed on the Notes as a convenience to the Holders of the Notes.  No representation is made as to the accuracy of such numbers as printed on the Notes and reliance may be placed only on the other identification numbers printed hereon.

13.             Governing Law.

The laws of the State of New York shall govern the Indenture and this Note without regard to conflicts of laws principles thereof.

ASSIGNMENT FORM

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:

PLEASE INSERT SOCIAL SECURITY NUMBER OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(Name and address of Assignee, including Zip code, must be printed or typewritten)

the within Note, and all rights thereunder, hereby irrevocably, constituting and appointing to transfer the said Note on the books of Amazon.com, Inc. with full power of substitution in the premises.

Dated:
Signature

Signature must be guaranteed	Signature

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the United States Securities Exchange Act of 1934, as amended.

SCHEDULE OF EXCHANGES OF NOTES

The following exchanges of a part of this Global Security for certificated Notes or a part of another Global Security have been made:

Date of Exchange	Amount of decrease in Principal Amount of this Global Security	Amount of increase in Principal Amount of this Global Security	Principal Amount of this Global Security following such decrease or increase	Signature of authorized officer of Trustee